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                                                                     EXHIBIT 4.7

                                 ALKERMES, INC.

                                    as Issuer

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION

                                   as Trustee

                                    INDENTURE

                           Dated as of August 22, 2003

                 2 1/2% Convertible Subordinated Notes due 2023

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                                TABLE OF CONTENTS

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                                   ARTICLE I

                                  DEFINITIONS

Section 1.1       Definitions....................................................................................     1

                                   ARTICLE II

       ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.1       Designation, Amount and Issue of Notes.........................................................     9
Section 2.2       Form of Notes..................................................................................     9
Section 2.3       Date and Denomination of Notes; Payments of Interest...........................................    10
Section 2.4       Execution of Notes.............................................................................    12
Section 2.5       Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary...........    12
Section 2.6       Mutilated, Destroyed, Lost or Stolen Notes.....................................................    19
Section 2.7       Temporary Notes................................................................................    20
Section 2.8       Cancellation of Notes Paid, Etc. ..............................................................    20
Section 2.9       CUSIP Numbers..................................................................................    21
Section 2.10      Transfer of Interests in Global Notes..........................................................    21

                                  ARTICLE III

                              REDEMPTION OF NOTES

Section 3.1       Optional Redemption; Redemption Prices.........................................................    21
Section 3.2       Notice of Redemption; Selection of Notes.......................................................    21
Section 3.3       Payment of Notes Called for Redemption.........................................................    23
Section 3.4       Conversion Arrangement on Call for Redemption..................................................    23

                                   ARTICLE IV

                             SUBORDINATION OF NOTES

Section 4.1       Agreement of Subordination.....................................................................    24
Section 4.2       Payments to Noteholders........................................................................    24
Section 4.3       Bankruptcy and Dissolution, Etc................................................................    26
Section 4.4       Subrogation of Notes...........................................................................    27
Section 4.5       Authorization by Noteholders...................................................................    28
Section 4.6       Notice to Trustee..............................................................................    28
Section 4.7       Trustee's Relation to Senior Indebtedness......................................................    29
Section 4.8       No Impairment of Subordination.................................................................    30
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Section 4.9       Certain Conversions, Make-Whole Interest Payments and Repurchases in Common Stock Not
                  Deemed Payment.................................................................................    30
Section 4.10      Article Applicable to Paying Agents............................................................    30

                                   ARTICLE V

                      PARTICULAR COVENANTS OF THE COMPANY

Section 5.1       Payment of Principal, Premium and Interest.....................................................    30
Section 5.2       Maintenance of Office or Agency................................................................    31
Section 5.3       Appointments to Fill Vacancies in Trustee's Office.............................................    31
Section 5.4       Provisions as to Paying Agent..................................................................    31
Section 5.5       Existence......................................................................................    32
Section 5.6       Rule 144A Information Requirement..............................................................    32
Section 5.7       Stay, Extension and Usury Laws.................................................................    33
Section 5.8       Compliance Certificate.........................................................................    33
Section 5.9       Liquidated Damages.............................................................................    33
Section 5.10      Further Instruments and Acts...................................................................    33

                                   ARTICLE VI

         NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 6.1       Noteholders' Lists.............................................................................    33
Section 6.2       Preservation and Disclosure of Lists...........................................................    34
Section 6.3       Reports by Trustee.............................................................................    34
Section 6.4       Reports by Company.............................................................................    34

                                  ARTICLE VII

                             DEFAULTS AND REMEDIES

Section 7.1       Events of Default..............................................................................    35
Section 7.2       Payments of Notes on Default; Suit Therefor....................................................    38
Section 7.3       Application of Monies Collected by Trustee.....................................................    39
Section 7.4       Proceedings by Noteholder......................................................................    40
Section 7.5       Proceedings by Trustee.........................................................................    41
Section 7.6       Remedies Cumulative and Continuing.............................................................    41
Section 7.7       Direction of Proceedings and Waiver of Defaults by Majority of Noteholders.....................    41
Section 7.8       Notice of Defaults.............................................................................    42
Section 7.9       Undertaking to Pay Costs.......................................................................    42
Section 7.10      Delay or Omission Not Waiver...................................................................    42
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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.1       Duties and Responsibilities of Trustee.........................................................    42
Section 8.2       Reliance on Documents, Opinions, Etc...........................................................    43
Section 8.3       No Responsibility for Recitals, Etc............................................................    45
Section 8.4       Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes...........................    45
Section 8.5       Monies to Be Held in Trust.....................................................................    45
Section 8.6       Compensation and Expenses of Trustee...........................................................    45
Section 8.7       Officers' Certificate as Evidence..............................................................    46
Section 8.8       Conflicting Interests of Trustee...............................................................    46
Section 8.9       Eligibility of Trustee.........................................................................    46
Section 8.10      Resignation or Removal of Trustee..............................................................    46
Section 8.11      Acceptance by Successor Trustee................................................................    47
Section 8.12      Succession by Merger, Etc......................................................................    48
Section 8.13      Limitation on Rights of Trustee as Creditor....................................................    48

                                   ARTICLE IX

                           CONCERNING THE NOTEHOLDERS

Section 9.1       Action by Noteholders..........................................................................    49
Section 9.2       Proof of Execution by Noteholders..............................................................    49
Section 9.3       Who Are Deemed Absolute Owners.................................................................    49
Section 9.4       Company-Owned Notes Disregarded................................................................    49
Section 9.5       Revocation of Consents; Future Holders Bound...................................................    50

                                   ARTICLE X

                             NOTEHOLDERS' MEETINGS

Section 10.1      Purpose of Meetings............................................................................    50
Section 10.2      Call of Meetings by Trustee....................................................................    51
Section 10.3      Call of Meetings by Company or Noteholders.....................................................    51
Section 10.4      Qualifications for Voting......................................................................    51
Section 10.5      Regulations....................................................................................    51
Section 10.6      Voting.........................................................................................    52
Section 10.7      No Delay of Rights by Meeting..................................................................    52

                                   ARTICLE XI

                            SUPPLEMENTAL INDENTURES

Section 11.1      Supplemental Indentures Without Consent of Noteholders.........................................    52
Section 11.2      Supplemental Indentures With Consent of Noteholders............................................    54
Section 11.3      Effect of Supplemental Indentures..............................................................    54
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Section 11.4      Revocation and Effect of Consents..............................................................    55
Section 11.5      Notation on Notes..............................................................................    55
Section 11.6      Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee.......................    55

                                  ARTICLE XII

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 12.1      Company May Consolidate, Etc. on Certain Terms.................................................    56
Section 12.2      Successor Corporation to Be Substituted........................................................    56
Section 12.3      Opinion of Counsel to Be Given Trustee.........................................................    57

                                  ARTICLE XIII

                    SATISFACTION AND DISCHARGE OF INDENTURE

Section 13.1      Discharge of Indenture.........................................................................    57
Section 13.2      Deposited Monies to Be Held in Trust by Trustee................................................    58
Section 13.3      Paying Agent to Repay Monies Held..............................................................    58
Section 13.4      Return of Unclaimed Monies.....................................................................    58
Section 13.5      Reinstatement..................................................................................    58

                                  ARTICLE XIV

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 14.1      Indenture and Notes Solely Corporate Obligations...............................................    59

                                   ARTICLE XV

                              CONVERSION OF NOTES

Section 15.1      Right to Convert...............................................................................    59
Section 15.2      Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment
                  for Interest or Dividends......................................................................    60
Section 15.3      Cash Payments in Lieu of Fractional Shares.....................................................    61
Section 15.4      Conversion Price...............................................................................    61
Section 15.5      Adjustment of Conversion Price.................................................................    61
Section 15.6      Effect of Reclassification, Consolidation, Merger or Sale......................................    71
Section 15.7      Taxes on Shares Issued.........................................................................    72
Section 15.8      Reservation of Shares; Shares to Be Fully Paid; Listing of Common Stock........................    72
Section 15.9      Responsibility of Trustee......................................................................    72
Section 15.10     Notice to Holders Prior to Certain Actions.....................................................    73
Section 15.11     Automatic Conversion by the Company............................................................    74
Section 15.12     Restrictions on Company's Ability to Pay any Make-Whole Interest Payment in Common Stock.......    75
Section 15.13     Notification to Trustee........................................................................    76
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                                  ARTICLE XVI

                       REPURCHASE UPON A REPURCHASE EVENT

Section 16.1      Repurchase Right...............................................................................    76
Section 16.2      Notices; Method of Exercising Repurchase Right, Etc............................................    76
Section 16.3      Conditions to the Company's Election to Pay the Repurchase Event Price in Common Stock.........    79
Section 16.4      Certain Definitions............................................................................    80

                                  ARTICLE XVII

            REPURCHASE OF THE NOTES AT THE OPTION OF THE NOTEHOLDER

Section 17.1      Repurchase of Notes by the Company at Option of the Noteholder.................................    81
Section 17.2      Company Repurchase Notice......................................................................    82
Section 17.3      Effect of Repurchase Notice....................................................................    83
Section 17.4      Withdrawal of Purchase Notice..................................................................    84
Section 17.5      Deposit of Purchase Price......................................................................    84
Section 17.6      Notes Repurchased in Part......................................................................    85
Section 17.7      Repayment to the Company.......................................................................    85

                                 ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

Section 18.1      Provisions Binding on Company's Successors.....................................................    85
Section 18.2      Official Acts by Successor Corporation.........................................................    85
Section 18.3      Addresses for Notices, Etc.....................................................................    85
Section 18.4      GOVERNING LAW..................................................................................    86
Section 18.5      Evidence of Compliance with Conditions Precedent; Certificates to Trustee......................    86
Section 18.6      Legal Holidays.................................................................................    86
Section 18.7      No Security Interest Created...................................................................    86
Section 18.8      Trust Indenture Act............................................................................    86
Section 18.9      Benefits of Indenture..........................................................................    87
Section 18.10     Table of Contents, Headings, Etc...............................................................    87
Section 18.11     Authenticating Agent...........................................................................    87
Section 18.12     Execution in Counterparts......................................................................    88
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         INDENTURE dated as of August 22, 2003 between Alkermes, Inc., a
Pennsylvania corporation as issuer (hereinafter sometimes called the "Company", as more fully set forth in Section 1.1), and U.S. Bank National Association, a national banking association organized under the laws of the United States of
America, as trustee (hereinafter sometimes called the "Trustee", as more fully set forth in Section 1.1).

         W I T N E S S E T H:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the delivery of its 2 1/2% Convertible SubordinatEd Notes due 2023 (hereinafter sometimes called the "Notes"), in an aggregate principal amount not to exceed $100,000,000 (or $125,000,000 if the option to purchase additional Notes granted to the Initial Purchaser (as defined herein) pursuant to the Purchase Agreement (as defined herein) is exercised in full), and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect repayment upon a Repurchase Event (as defined herein), a form of conversion notice, a form of repurchase notice and a certificate of transfer to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1 Definitions. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture, which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of

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similar import refer to this Indenture as a whole and not to any particular
Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

         Affiliate: The term "Affiliate" of any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Agent Members: The term "Agent Members" shall have the meaning specified in Section 2.2(b).

         Automatic Conversion: The term "Automatic Conversion" shall have the meaning specified in Section 15.11(a).

         Automatic Conversion Date: The term "Automatic Conversion Date" shall have the meaning specified in Section 15.11(a).

         Board of Directors: The term "Board of Directors" shall mean the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

         Board Resolution: The term "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         Business Day: The term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

         Change in Control: The term "Change in Control" shall have the meaning specified in Section 16.4.

         close of business: The term "close of business" means 5 p.m. (New York City time).

         Commission: The term "Commission" shall mean the Securities and Exchange Commission.

         Common Stock: The term "Common Stock" shall mean any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.6, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes

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resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         Company: The term "Company" shall mean Alkermes, Inc., a Pennsylvania corporation, and subject to the provisions of Article XII, shall include its successors and assigns.

         Company Notice: The term "Company Notice" shall have the meaning specified in Section 16.2.

         Conversion Price: The term "Conversion Price" shall have the meaning specified in Section 15.4.

         Company Repurchase Notice: The term "Company Repurchase Notice" has the meaning specified in Section 17.2(b).

         Company Repurchase Notice Date: The term "Company Repurchase Notice Date" has the meaning specified in Section 17.2(b).

         Corporate Trust Office: The term "Corporate Trust Office," or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at One Federal Street, 3rd Floor, Boston, MA 02110, Attention: Corporate Trust Services (Alkermes, Inc. 2 1/2% Convertible Subordinated Notes due 2023).

         Custodian: The term "Custodian" means U.S. Bank National Association with respect to the Notes in global form, or any successor entity thereto.

         default: The term "default" shall mean any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         Defaulted Interest: The term "Defaulted Interest" shall have the meaning specified in Section 2.3.

         Depositary: The term "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the person specified in
Section 2.5(d) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

         Designated Senior Indebtedness: The term "Designated Senior Indebtedness" means (i) the Company's obligations in respect of money now or hereafter borrowed from Fleet National Bank or any commercial bank and (ii) the Company's obligations under any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or

                                        3

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guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

         Dividend Adjustment Amount: The term "Dividend Adjustment Amount" shall have the meaning specified in Section 15.5(e).

         Event of Default: The term "Event of Default" shall mean any event specified in Section 7.1, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

         Event Repurchase Date: The term "Event Repurchase Date" has the meaning specified in Section 16.1.

         Exchange Act: The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Expiration Time: The term "Expiration Time" shall have the meaning specified in Section 15.5(f) or 15.5(g).

         Global Note: The term "Global Note" shall have the meaning specified in
Section 2.5(b).

         Indebtedness: The term "Indebtedness" shall mean any obligations of, or guaranteed or assumed by, the Company or any Significant Subsidiary for borrowed money.

         Indenture: The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         Initial Purchaser: The term "Initial Purchaser" means U.S. Bancorp Piper Jaffray Inc.

         Liquidated Damages: The term "Liquidated Damages" means all liquidated damages then owing pursuant to Section 3 of the Registration Rights Agreement.

         Make-Whole Interest Payment: The term "Make-Whole Interest Payment" shall mean the additional interest to be paid by the Company upon an Automatic Conversion in an amount equal to three full years of interest on the Notes, less any interest actually paid or provided for on the Notes prior to such Automatic Conversion. The Company may, at its option, pay the Make-Whole Interest Payment in cash or in Common Stock. In the event that the Company elects to pay the Make-Whole Interest Payment in Common Stock, the shares of Common Stock will be valued at 97.5% of the average Closing Price (as defined in Section 15.5(h)) for each of the five Trading Days (as defined in Section 15.5(h)) immediately preceding the second Trading Day prior to the Automatic Conversion Date (as defined in Section 15.11).

         Note or Notes: The terms "Note" or "Notes" shall mean any Note or Notes, as the case may be, issued, authenticated and delivered under this Indenture.

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         Noteholder or holder: The terms "Noteholder" or "holder" as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Note is registered on the Note register.

         Note registrar: The term "Note registrar" shall have the meaning specified in Section 2.5(a).

         Note register: The term "Note register" shall have the meaning specified in Section 2.5.

         Officers' Certificate: The term "Officers' Certificate", when used with respect to the Company, shall mean a certificate signed by (a) one of the President, the Chief Executive Officer, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word added before or after the title "Vice President") and (b) by one of the Treasurer or any Assistant Treasurer, Secretary or any Assistant Secretary or Controller of the Company, which is delivered to the Trustee. Each such certificate shall include the statements provided for in Section 18.5 if and to the extent required by the provisions of such Section.

         Opinion of Counsel: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel acceptable to the Trustee, which is delivered to the Trustee. Each such opinion shall include the statements provided for in Section
18.5 if and to the extent required by the provisions of such Section.

         outstanding: The term "outstanding," when used with reference to Notes, shall, subject to the provisions of Section 9.4, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

                  (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Notes, or portions thereof, for the payment, or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that if such Notes are to be redeemed, as the case may be, prior to the maturity thereof, notice of such redemption shall have been given as provided in Section 3.2, or provision satisfactory to the Trustee shall have been made for giving such notice;

                  (c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course; and

                  (d) Notes converted into Common Stock pursuant to Article XV and Notes deemed not outstanding pursuant to Section 3.2.

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         Payment Blockage Notice: The term "Payment Blockage Notice" shall have the meaning specified in Section 4.2(b).

         person: The term "person" shall mean an individual, a corporation, a limited liability company, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

         Portal Market: The term "Portal Market" shall mean The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

         Predecessor Note: The term "Predecessor Note" of any particular Note shall mean every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

         Pre-Dividend Sale Price: The term "Pre-Dividend Sale Price" shall have the meaning specified in Section 15.5(e).

         Purchase Agreement: The term "Purchase Agreement" means that certain Purchase Agreement, dated as of August 19, 2003, between the Company and the Initial Purchaser (as amended from time to time by the parties thereto).

         Purchased Shares: The term "Purchased Shares" shall have the meaning specified in Sections 15.5(f) and 15.5(g).

         QIB: The term "QIB" shall mean a "qualified institutional buyer" as defined in Rule 144A.

         record date: The term "record date" shall have the meaning specified in
Section 2.3.

         Registration Rights Agreement: The term "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of August 19, 2003, between the Company and the Initial Purchaser.

         Repurchase Date: The term "Repurchase Date" has the meaning specified in Section 17.1.

         Repurchase Event: The term "Repurchase Event" shall have the meaning specified in Section 16.4.

         Repurchase Notice: The term "Repurchase Notice" has the meaning specified in Section 17.1.

         Repurchase Event Price: The term "Repurchase Event Price" has the meaning specified in Section 16.1.

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         Repurchase Price: The term "Repurchase Price" has the meaning specified in Section 17.1.

         Responsible Officer: The term "Responsible Officer", when used with respect to the Trustee, shall mean an officer of the Trustee in the Corporate Trust Office assigned and duly authorized by the Trustee to administer its obligations under this Indenture.

         Restricted Securities: The term "Restricted Securities" has the meaning specified in Section 2.5(d).

         Rule 144A: The term "Rule 144A" shall mean Rule 144A as promulgated under the Securities Act.

         Securities Act: The term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         Senior Indebtedness: The term "Senior Indebtedness" means the principal of, premium, if any, interest on (including any interest accruing after the filing of a petition by or against the Company under any bankruptcy law, whether or not allowed as a claim after such filing in any proceeding under such bankruptcy law) and any other payment due pursuant to any of the following, whether outstanding on the date of this Indenture or thereafter incurred or created:

                  (a) all indebtedness of the Company for money borrowed that is evidenced by notes, debentures, bonds or other securities (including, but not limited to, those which are convertible or exchangeable for securities of the Company);

                  (b) all indebtedness of the Company due and owing with respect to letters of credit, bank guarantees or bankers' acceptances (including, but not limited to, reimbursement obligations with respect thereto);

                  (c) all indebtedness or other obligations of the Company due and owing with respect to interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts and other similar agreements and arrangements;

                  (d) all indebtedness consisting of commitment or standby fees due and payable to lending institutions with respect to credit facilities or letters of credit available to the Company;

                  (e) all obligations of the Company under leases required or permitted to be capitalized under generally accepted accounting principles;

                  (f) all indebtedness or obligations of others of the kinds described in any of the preceding clauses (a), (b), (c), (d) or
         (e) assumed by or guaranteed in any manner by the Company or in effect guaranteed (directly or indirectly) by the Company through an agreement to purchase, contingent or otherwise, and all obligations of the Company under any such guarantee or other arrangements; and

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

                  (g) all renewals, extensions, refundings, deferrals, amendments or modifications of indebtedness or obligations of the kinds described in any of the preceding clauses (a), (b), (c), (d), (e) or
         (f);

unless in the case of any particular indebtedness, obligation, renewal, extension, refunding, amendment, modification or supplement, the instrument or other document creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, obligation, renewal, extension, refunding, amendment, modification or supplement is subordinate to, or is not superior to, or is pari passu with, the Notes; provided that Senior Indebtedness shall not include (i) any indebtedness of any kind of the Company to any Subsidiary of the Company, a majority of the voting stock of which is owned, directly or indirectly, by the Company, (ii) indebtedness for trade payables or constituting the deferred purchase price of assets or services incurred in the ordinary course of business, or (iii) the Notes.

         Significant Subsidiary: The term "Significant Subsidiary" means, with respect to any person, a Subsidiary of such person that would constitute a "significant subsidiary" as such term is defined under Rule 1-02 of Regulation S-X of the Commission.

         Subsidiary: The term "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         Trading Day: The term "Trading Day" has the meaning specified in
Section 15.5(h)(5).

         transfer: The term "transfer" shall have the meaning specified in
Section 2.5(d).

         Trigger Event: The term "Trigger Event" shall have the meaning specified in Section 15.5(d).

         Trust Indenture Act: The term "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 11.3 and 15.6; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         Trustee: The term "Trustee" shall mean U.S. Bank National Association, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

         The definitions of certain other terms are as specified in Article XV and Article XVI.

                                   ARTICLE II

       ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

         Section 2.1 Designation, Amount and Issue of Notes. The Notes shall be designated as "2 1/2% Convertible Subordinated Notes due 2023." Notes not to exceed the aggregate principal amount of $100,000,000 (or $125,000,000 if the option to purchase additional Notes granted to the Initial Purchaser (as defined herein) pursuant to the Purchase Agreement (as defined herein) is exercised in full) upon the execution of this Indenture, or (except pursuant to Sections 2.5, 2.6, 3.3, 15.2 and 16.2) from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes upon the written order of the Company, signed by the Company's (a) President, Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and
(b) Treasurer or Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the Company hereunder, provided, however, that said Notes may not be executed, delivered or authenticated unless and until the Trustee shall have received an Officers' Certificate and opinion of counsel.

         Section 2.2 Form of Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture.

         Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage.

                  (a) Global Notes. Notes shall be issued initially in the form of one or more Global Notes in definitive, fully registered form without interest coupons, which shall be deposited on behalf of the holders of the Notes represented thereby with the Trustee, at its office at One Federal Street, 3rd Floor, Boston, MA 02110, Attention:
         Corporate Trust Services (Alkermes, Inc. 2 1/2% Convertible Subordinated Notes due 2023), as Custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

                  Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Notes in accordance with this Indenture. Payment of principal of and interest and premium, if any (including any redemption price), on the Global Note shall be made to the holder of such Note.

                  (b) Book-Entry Provisions. This Section 2.2(b) shall apply only to the Global Note(s) deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.2(b), authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary or nominee of the Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as Custodian for the Depositary pursuant to a FAST Balance Certificate Agreement between the Depositary and the Trustee.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as the Custodian of the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

         Section 2.3 Date and Denomination of Notes; Payments of Interest. The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Every Note shall be dated the date of its authentication, and shall bear interest from the applicable date and accrued interest shall be payable in cash semiannually on March 1 and September 1, of each year, commencing March 1, 2004 as specified on the face of the form of Note, attached as Exhibit A hereto.

         The person in whose name any Note (or its Predecessor Note) is registered at the close of business on any record date with respect to any interest payment date (including any Note that is converted after the record date and on or before the interest payment date) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Note upon any transfer, exchange or conversion subsequent to the record date and on or prior to such interest payment date; provided that, in the case of any Note, or portion thereof, called for redemption pursuant to
Article III on a redemption date, or repurchased by the Company pursuant to
Article XVI or Article XVII on a repurchase date, during the period from the close of business on the record date to the close of business on the Business Day next preceding the following interest payment date, interest shall not be paid to the person in whose name the Note, or portion thereof, is registered on the close of business on such record date, and the Company shall have no obligation to pay interest on such Note or portion thereof except to the extent required to be paid upon such redemption or repurchase in accordance with Article III, Article XVI or Article XVII. Interest may, at the option of the Company, be paid by check mailed to the address of such person on the Note registry; provided that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $2,000,000, at the request of such holder in writing to the Company, interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instruction supplied by such holder from time to time to the Trustee and paying agent (if different from Trustee) at least two days prior to the applicable record date. The term "record date" with respect to any interest payment date shall mean the February 15 or August 15 immediately preceding said March 1 or September 1, respectively.

         Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any said March 1 or September 1 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                           (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of the payment (which shall be not less than twenty-five
                  (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time, the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen
                  (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder as of such special record date at his address as it appears in the Note register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Notes (or their respective Predecessor Notes) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2).

                           (2)      The Company may make payment of any
                  Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 2.4 Execution of Notes. The Notes shall be signed in the name and on behalf of the Company by the facsimile signature of its President, its Chief Executive Officer, any of its Executive or Senior Vice Presidents, or any of its Vice Presidents (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and attested by the facsimile signature of its Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 18.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Section 2.5 Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary.

                  (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to
         Section 5.2 being herein sometimes collectively referred to as the "Note register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed "Note registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.2.

                  Upon surrender for registration of transfer of any Note to the Note registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                  Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

                  All Notes presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee, the Note registrar or any co-registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Noteholder thereof or his attorney-in-fact duly authorized in writing.

                  No service charge shall be charged to the Noteholder for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

                  None of the Company, the Trustee, the Note registrar or any co-registrar shall be required to exchange or register a transfer of
         (a) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed or (b) any Notes called for redemption or, if a portion of any Note is selected or called for redemption, such portion thereof selected or called for redemption or
         (c) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or (d) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in connection with a Repurchase Event or
         (e) any Notes, or a portion of any Note, tendered for repurchase (and not withdrawn) pursuant to Section 17.1.

                  All Notes issued upon any transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

                  (b) So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, all Notes issued to QIBs pursuant to Rule 144A of the Securities Act to be traded on The Portal Market shall be represented by a Note in global form (the "Global Note") registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in the Global Note, which does not involve the issuance of a definitive Note, shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this

         Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

                  Notes resold to persons who are not QIBs will be issued in definitive registered form and may not be represented by the Global Note. Any transfer of a beneficial interest in the Global Note which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a definitive Note or Notes registered in the name of the transferee (or its nominee) on the books maintained by the Trustee in accordance with the transfer restrictions set forth herein. With respect to any such transfer, the Trustee or the Custodian, at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of the Global Note to be reduced by the principal amount of the beneficial interest in the Global Note being transferred and, following such reduction, the Company will execute and the Trustee will authenticate and deliver to the transferee (or such transferee's nominee, as the case may be), a Note or Notes in the appropriate aggregate principal amount in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Indenture.

                  (c) So long as the Notes are eligible for book-entry settlement, unless otherwise required by law, upon any transfer of a definitive Note to a QIB in accordance with Rule 144A and upon receipt of the definitive Note or Notes being so transferred, together with a certification from the transferor that the transferee is a QIB (or other evidence satisfactory to the Trustee), the Trustee shall make or direct the Custodian to make, an endorsement on the Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note by the principal amount of the Note being transferred to the QIB, the Trustee shall cancel such definitive Note or Notes and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased accordingly; provided that no definitive Note, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be included in the Global Note until such definitive Note is freely tradable in accordance with Rule 144(k); provided further that the Trustee shall authenticate and deliver Notes in definitive form upon any transfer of a beneficial interest in the Global Note to the Company or any Affiliate of the Company.

                  Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradeable on The Portal Market or as may be required for the Notes to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

                  (d)      Every Note that bears or is required under this
         Section 2.5(d) to bear either of the legends set forth in this Section 2.5(d) (together with any Common Stock issued upon conversion of the Notes and required to bear either of the legends set forth in Section 2.5(f), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.5(d) (including one of the legends set forth below), unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.5(d) and 2.5(f), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

                  Until two (2) years after the original issuance date of any Note, any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in Section 2.5(f), if applicable) shall bear a legend in substantially the following form (unless such Notes have been transferred pursuant to a registration statement that has been declared effective under the Securities Act and which continues to be effective at the time of such transfer, pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

                  THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE

                  REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY.

                  Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such Note for exchange to the Note registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.5(d).

                  Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.5(d)), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Note. Initially, the Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

                  (e) Authentication of Certificated Note in Absence of Depositary. If at any time the Depositary for a Global Note notifies the Company that it is unwilling or unable to continue as Depositary for such Note, the Company may appoint a successor Depositary with respect to such Note. If a successor Depositary for the Global Note is not appointed by the Company within ninety (90) days after delivery of such notice; or an Event of Default has occurred and is continuing, then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.4 hereof, authenticate and deliver certificated Notes in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note and upon delivery of the Global Note to the Trustee the Global Note shall be canceled.

                  If a Note in certificated form is issued in exchange for any portion of a Global Note after the close of business on any record date at the office or agency where such exchange occurs and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such certificated Note, but will be payable on such interest payment date only with respect to the exchanged portion of the Global Note in accordance with the provisions of this Indenture.

                  Definitive Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.5(e) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such definitive Notes to the persons in whose names such definitive Notes are so registered.

                  At such time as all interests in the Global Note have been redeemed, converted, canceled, repurchased or transferred, the Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in the Global Note is exchanged for definitive Notes, redeemed, converted, canceled, repurchased or transferred to a transferee who receives definitive Notes therefore or any definitive Note is exchanged or transferred for part of the Global Note, the principal amount of the Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on the Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

                  In the event of the occurrence of either of the events specified in this Section, the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form without interest coupons.

                  (f) Until two (2) years after the original issuance date of any Note, any stock certificate representing Common Stock issued upon conversion of such Note shall bear a legend in substantially the following form (unless the Note or such Common Stock has been sold pursuant to the exemption from registration provided by Rule 144 under the Securities Act or pursuant to a registration statement that has been declared effective under the Securities Act, and which continues to be effective at the time of such transfer, or such Common Stock has been issued upon conversion of Notes that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act or pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Stock):

                  THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT

                  UNTIL THE EXPIRATION OF TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED, (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT
                  (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO ANY SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE), IT WILL FURNISH TO EQUISERVE, AS TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND
                  (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE 1(C) OR 1(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED.

                  Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.5(f).

                  (g) Any Note or Common Stock issued upon the conversion or exchange of a Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Notes or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

                  (h) Notwithstanding any provision of Section 2.5 to the contrary, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), from and after receipt by the Trustee of the Officers' Certificate and Opinion of Counsel provided for in this Section 2.5(h),
         (i) each reference in Section 2.5(d) to "two (2) years" and in the restrictive legend set forth in such paragraph to "TWO YEARS" shall be deemed for all purposes hereof to be references to such changed period,
         (ii) each reference in Section 2.5(f) to "two (2) years" and in the restrictive legend set forth in such paragraph to "TWO YEARS" shall be deemed for all purposes hereof to be references to such changed period and (iii) all corresponding references in the Notes and the restrictive legends thereon shall be deemed for all purposes hereof to be references to such changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. As soon as practicable after the Company has knowledge of the effectiveness of any such amendment to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the then-applicable securities law, the Company shall provide to the Trustee an Officers' Certificate and Opinion of Counsel informing the Trustee of the effectiveness of such amendment and the effectiveness of the foregoing changes to Sections 2.5(d) and 2.5(f) and the Notes. The provisions of this Section 2.5(h) will not be effective until such time as the Opinion of Counsel and Officers' Certificate have been received by the Trustee hereunder. This
         Section 2.5(h) shall apply to successive amendments to Rule 144(k) (or any successor rule) changing the holding period thereunder.

         Section 2.6 Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature, has been called for redemption, has been surrendered for repurchase on a Repurchase Date (and not withdrawn) or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Note and of the ownership thereof.

         Every substitute Note issued pursuant to the provisions of this Section
2.6 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or repurchase of negotiable instruments or other securities without their surrender.

         Section 2.7 Temporary Notes. Pending the preparation of definitive Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent definitive Notes (other than in the case of Notes in global form) and thereupon any or all temporary Notes (other than any the Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.2 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as definitive Notes authenticated and delivered hereunder.

         Section 2.8 Cancellation of Notes Paid, Etc. All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Note registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall destroy canceled Notes and, after such destruction, shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

         Section 2.9 CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the trustee shall use "CUSIP" numbers in notices of redemption and Company Notices as a convenience to holders of the Notes; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption or Company Notice and that reliance may be placed only on the other identification numbers printed on the Notes, and any redemption or offer to purchase pursuant to Article XVI shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

         Section 2.10 Transfer of Interests in Global Notes. The registered holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Note.

                                  ARTICLE III

                              REDEMPTION OF NOTES

         Section 3.1 Optional Redemption; Redemption Prices. The Company may, at its option, redeem all or from time to time any part of the Notes on any date prior to maturity, upon notice as set forth in Section 3.2, and at the optional redemption prices set forth in the form of Note attached as Exhibit A hereto, together with accrued interest, if any, to, but excluding, the date fixed for redemption, provided, however, that no such redemption shall be effected before September 6, 2006.

         Section 3.2 Notice of Redemption; Selection of Notes. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.1, it shall fix a date for redemption, and it, or at its request (which must be received by the Trustee at least ten (10) Business Days prior to the date the Trustee is requested to give notice as described below unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least twenty (20) Trading Days and not more than sixty (60) Trading Days prior to the date fixed for a redemption to the holders of Notes to be redeemed as a whole or in part at their last addresses as the same appear on the Note register (provided that if the Company shall give such notice, it shall also give such notice, and notice of the Notes to be redeemed, to the Trustee). Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

         Each such notice of redemption shall specify the aggregate principal amount of Notes to be redeemed, the date fixed for redemption, the redemption price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to, but excluding, the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Price and the date on which the right to convert such Notes or portions thereof into Common Stock will expire. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

         On or prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4) an amount of money sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to, but excluding, the date fixed for redemption; provided that if such payment is made on the redemption date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time, on such date. If any Note called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its request, or, if then held by the Company shall be discharged from such trust.

         If fewer than all the Notes are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than thirty-five (35) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed. If fewer than all the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed (in principal amounts of $1,000 or integral multiples thereof), by lot, or by a method the Trustee considers fair and appropriate (as long as such method is not prohibited by the rules of any United States national securities exchange or of an established automated over-the-counter trading market in the United States on which the Notes are then listed). If any Note selected for partial redemption is converted in part after such selection, the converted portion of such Note shall be deemed (so far as is possible) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such
Note is converted as a whole or in part before the mailing of the notice of redemption.

         Upon any redemption of less than all Notes, the Company and the Trustee may (but need not) treat as outstanding any Notes surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and may (but need not) treat as not outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

         Section 3.3 Payment of Notes Called for Redemption. If notice of redemption has been given as provided in Section 3.2, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to, but excluding, the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest accrued to, but excluding, said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue and such Notes shall cease after the close of business on the Business Day next preceding the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest to, but excluding, the date fixed for redemption. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof to be redeemed shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to, but excluding, the date fixed for redemption; provided that, if the applicable redemption date is an interest payment date, the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of Section 2.3 hereof.

         Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

         Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any notice of optional redemption during the continuance of a default in payment of interest or premium on the Notes or of any Event of Default of which, in the case of any Event of Default other than under Section 7.1(a), (b) or (d), a Responsible Officer of the Trustee has knowledge. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note and such Note shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

         Section 3.4 Conversion Arrangement on Call for Redemption. In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes not converted prior to the expiration of such conversion right by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to the date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the redemption price of such Notes, together with interest accrued to, but excluding, the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which, certified as true and correct by the Secretary or Assistant Secretary of the Company will be filed with the Trustee prior to the date fixed for redemption, any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article
XV) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE IV

                             SUBORDINATION OF NOTES

         Section 4.1 Agreement of Subordination. The Company, for itself and its successors, covenants and agrees, and each holder of Notes issued hereunder by his acceptance thereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article IV; and each person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of, premium, if any, and interest on all Notes (including, but not limited to, the redemption price or repurchase price with respect to the Notes to be redeemed or repurchased, as provided in this Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated to the prior payment in full, in cash or in such other form of payment as may be acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred or created.

         The Notes issued under this Indenture shall rank pari passu with the Company's 3.75% Convertible Subordinated Notes due 2007.

         No provision of this Article IV shall prevent the occurrence of any default or Event of Default hereunder.

         Section 4.2 Payments to Noteholders. No payment (including pursuant to any redemption or repurchase of Notes) shall be made with respect to the principal of, or premium, if any, or interest (including Liquidated Damages, if any) on the Notes, except payments and distributions made by the Trustee as permitted by Section 4.6, if at the time of such payment:

                  (a) a default in the payment of principal, premium, if any, or interest or other payment due on Senior Indebtedness occurs and is continuing beyond any applicable period of grace; or

                  (b) any other default occurs and is continuing with respect to Designated Senior Indebtedness that then permits holders of the Designated Senior Indebtedness as to which such default related to accelerate its maturity and the Trustee and the Company receive a notice of such default (a "Payment Blockage Notice") from a representative of Designated Senior Indebtedness or a holder of Designated Senior Indebtedness or the Company.

         The Company may and shall resume payments on the Notes (1) in the case of a payment default, on the date upon which such default is cured or waived or ceases to exist, and (2) in the case of a nonpayment default with respect to Designated Senior Indebtedness, on the earlier of the date on which the nonpayment default is cured or waived or ceases to exist or 179 days pass after the date on which the applicable Payment Blockage Notice is received.

         No new period of payment blockage may be commenced pursuant to a Payment Blockage Notice unless (A) at least 365 days shall have elapsed since the first day of effectiveness of the immediately prior Payment Blockage Notice and (B) all scheduled payments of principal, premium, if any, and interest on the Notes that have come due have been paid in full in cash, or in such other form of payment as may be acceptable to the holders of the Notes or the Trustee or the Noteholders shall not have begun proceedings to enforce the right of the Noteholders to receive payment. No default (whether or not such default is on the same issue of Designated Senior Indebtedness) that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         In addition, in the event of any acceleration of the Notes because of an Event of Default, no payment or distribution (including with respect to any redemption or repurchase of the Notes) shall be made to the Trustee or any holder of Notes with respect to the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Notes, except payments and distributions made by the Trustee as permitted by Section 4.6, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

         Notwithstanding the foregoing, in the event that the Trustee or any holder of Notes receives any payment or distribution of assets of the Company of any kind in contravention of any term of this Indenture, whether in cash, property or securities, including, without limitation, by way of setoff or otherwise, before all Senior Indebtedness is paid in full, in cash or such other form of payment as may be acceptable to the holders of Senior Indebtedness, then such payment or distribution shall be held by the recipient or recipients in trust for the benefit of, and shall immediately be paid over or delivered to, the holders of Senior Indebtedness or their respective representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to make payment in full, in cash or such other form of payment as may be acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness.

         Nothing in this Section 4.2 shall apply to claims of, or payments to, the Trustee pursuant to Section 8.6. This Section 4.2 shall be subject to the further provisions of Section 4.6.

         Section 4.3 Bankruptcy and Dissolution, Etc. Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, in cash or in such other form of payment as may be acceptable to the holders of Senior Indebtedness, before any payment is made on account of the principal or premium, if any, and interest on the Notes (except payments made pursuant to Article XIII from monies deposited with the Trustee pursuant thereto prior to the happening of such dissolution, winding-up, liquidation or reorganization or bankruptcy, insolvency, receivership or other such proceedings); and upon any such dissolution, winding-up, liquidation or reorganization or bankruptcy, insolvency, receivership or other such proceedings, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Notes or the Trustee under this Indenture would be entitled, except for the provisions of this Article IV, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holders of the Notes or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their respective representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash or in such other form of payment as may be acceptable to the holders of Senior Indebtedness after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Notes or to the Trustee under this Indenture.

         Notwithstanding the foregoing, in the event that the Trustee or any holder of Notes receives any payment or distribution of assets of the Company of any kind in contravention of any term of this Indenture, whether in cash, property or securities, including, without limitation, by way of setoff or otherwise, before all Senior Indebtedness is paid in full, in cash or such other form of payment as may be acceptable to the holders of Senior Indebtedness, then such payment or distribution shall be held by the recipient or recipients in trust for the benefit of, and shall immediately be paid over or delivered to, the holders of Senior Indebtedness or their respective representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to make payment in full, in cash or such other form of payment as may be acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness.

         For purposes of Section 4.2 hereof and this Section 4.3, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated (at least to the extent provided in this Article IV with respect to the Notes) to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from such reorganization or adjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or by the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XII shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 4.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XII.

         Nothing in this Section 4.3 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6. This Section 4.3 shall be subject to the further provisions of Section 4.6.

         Section 4.4 Subrogation of Notes. Subject to the payment in full in cash or in such other form of payment as may be acceptable to the holders of Senior Indebtedness of all Senior Indebtedness, the rights of the holders of the Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this
Article IV (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Notes are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of, and premium, if any, and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Notes or the Trustee would be entitled except for the provisions of this Article IV, and no payment over pursuant to the provisions of this Article IV, to or for the benefit of the holders of Senior Indebtedness by holders of the Notes or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the holders of the Notes pursuant to the subrogation provisions of this Article IV, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Notes. It is understood that the provisions of this
Article IV are intended solely for the purposes of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         Nothing contained in this Article IV or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Notes the principal of, and premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article IV of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article IV, the Trustee, subject to the provisions of Section 8.1, and the holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article IV.

         Section 4.5 Authorization by Noteholders. Each holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article IV and appoints the Trustee his attorney-in-fact for any and all such purposes.

         Section 4.6 Notice to Trustee. The Company shall give written notice to the Trustee of the issuance of any Designated Senior Indebtedness. In addition, the Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any paying agent of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or any paying agent in respect of the Notes pursuant to the provisions of this Article IV. Notwithstanding the provisions of this Article IV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness or of any default or Event of Default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Notes pursuant to the provisions of this Article IV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a holder or holders of Senior Indebtedness or from any trustee thereof who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or trustee; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.1, shall be entitled in all respects to assume that no such facts exist; provided that if on a date at least two (2) Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Note), the Trustee shall not have received with respect to such monies the notice provided for in this Section 4.6, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything to the contrary hereinbefore set forth, nothing shall prevent (a) any payment by the Company or the Trustee to the Noteholders of amounts in connection with a redemption of Notes if (i) notice of such redemption has been given to the Noteholders pursuant to Article III prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than sixty (60) days before the redemption date, (b) any payment by the Company or the Trustee to the Noteholders of amounts in connection with a repurchase of Notes if (i) notice of such repurchase has been given pursuant to Article XVI prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of repurchase is given not earlier than forty (40) days before the repurchase date, or (c) any payment by the Trustee to the Noteholders of monies deposited with it pursuant to Section 13.1.

         The Trustee, subject to the provisions of Section 8.1, shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article IV, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article IV, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

         Section 4.7 Trustee's Relation to Senior Indebtedness. The Trustee and any agent of the Company or the Trustee in its individual capacity shall be entitled to all the rights set forth in this Article IV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 8.13 or elsewhere in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder. Nothing in this Article IV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article IV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 4.2 and Section 8.1, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Notes, the Company or any other person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article IV or otherwise.

         Section 4.8 No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         Section 4.9 Certain Conversions, Make-Whole Interest Payments and Repurchases in Common Stock Not Deemed Payment. For the purposes of this Article IV only, (1) the issuance and delivery of junior securities upon (i) conversion of Notes in accordance with Article XV, or (ii) the payment of any Make-Whole Interest Payment in Common Stock in accordance with Section 15.11 in the manner specified in such Section shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Notes or on account of the purchase or other acquisition of Notes, and will therefore not be subject to the subordination provisions of Article IV, and (2) the payment, issuance or delivery of cash (excluding cash paid for fractional shares upon conversion of a Note), property or securities (other than junior securities) upon conversion shall be deemed to constitute payment on account of the principal of such Note. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article IV. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the holders of the Notes, the right, which is absolute and unconditional, of the holder of any Note to convert such Note in accordance with Article XV.

         Section 4.10 Article Applicable to Paying Agents. If at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term Trustee as used in this Article IV shall (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 4.5 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as paying agent.

                                   ARTICLE V

                       PARTICULAR COVENANTS OF THE COMPANY

         Section 5.1 Payment of Principal, Premium and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Each installment of interest on the Notes due on any semi-annual interest payment date may be paid by mailing checks for the interest payable to or upon the written order of the holders of Notes entitled thereto as they shall appear on the registry books of the Company, provided that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $2,000,000, at the request of such holder in writing to the Company, interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instructions supplied by such holder from time to time to the Trustee and paying agent (if different from the Trustee) at least two days prior to the applicable record date.

         Section 5.2 Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, The City of New York.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Trustee as paying agent, Note registrar, Custodian and conversion agent and the Corporate Trust Office and the office or agency of the Trustee in the Borough of Manhattan, The City of New York (which initially shall be U.S. Bank Trust National Association, an affiliate of the Trustee, located at 100 Wall Street, Suite 1600, New York, NY 10005) as one such office or agency of the Company for each of the aforesaid purposes.

         So long as the Trustee is the Note registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11.

         Section 5.3 Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 5.4       Provisions as to Paying Agent.

                  (a) If the Company shall appoint a paying agent other than the Trustee or if the Trustee shall appoint such a paying agent, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

                           (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

                           (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, or interest on the Notes when the same shall be due and payable; and

                           (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

                  The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action, provided that if such deposit is made on the due date, such deposit must be received by the paying agent by 10:00 a.m., New York City time, on such date.

                  (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

                  (c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this
         Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

                  (d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 13.3 and 13.4.

         Section 5.5 Existence. Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         Section 5.6 Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Notes or any Common Stock issued upon conversion thereof, in each case which continue to be Restricted Securities, in connection with any sale thereof and any prospective purchaser of Notes or such Common Stock from such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Notes or such Common Stock and it will take such further action as any holder or beneficial holder of such Notes or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Notes or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Notes or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         Section 5.7 Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

         Section 5.8 Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on March 31, 2004) an Officers' Certificate stating whether or not to the best of their knowledge the signers know of any default or Event of Default that occurred during such period. If they do, such Officers' Certificate shall describe the default or Event of Default and its status.

         Section 5.9 Liquidated Damages. If Liquidated Damages are payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of such Liquidated Damages that are payable and (ii) the date on which such damages are payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no such Liquidated Damages are payable. If the Company has paid Liquidated Damages directly to the persons entitled to them, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment

         Section 5.10 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                                   ARTICLE VI

          NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

         Section 6.1 Noteholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than fifteen (15) days after each

February 15 and August 15 in each year beginning with February 15, 2004, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note registrar.

         Section 6.2       Preservation and Disclosure of Lists.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 6.1 or maintained by the Trustee in its capacity as Note registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

                  (b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

         Section 6.3       Reports by Trustee.

                  (a) After this Indenture has been qualified under the Trust Indenture Act, the Trustee shall transmit to holders of Notes such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed and with the Company. The Company will notify the Trustee when the Notes are listed on any stock exchange or automated quotation system and when any such listing is discontinued.

         Section 6.4       Reports by Company.

                  (a) After this Indenture has been qualified under the Trust Indenture Act, the Company shall file with the Trustee and the Commission, and transmit to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange

         Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                  (b) The Company will deliver to the Trustee (a) as soon as available and in any event within ninety (90) days (or such shorter period as the information specified in (a)(i) and (ii) is required to be filed with the Commission) after the end of each fiscal year of the Company (i) a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, all reported on by an independent public accountant of nationally recognized standing and (ii) a report containing a management's discussion and analysis of the financial condition and results of operations and a description of the business and properties of the Company and (b) as soon as available and in any event within forty-five (45) days (or such shorter period as the information specified in (b)(i) and (ii) is required to be either filed with or furnished to the Commission) after the end of each of the first three quarters of each fiscal year of the Company (i) unaudited consolidated interim financial statements as specified in Regulation S-X of the rules and regulations of the Commission and (ii) a report containing management's discussion and analysis of the financial condition and results of operations of the Company for such quarter; provided that the foregoing statements and reports shall not be required for any fiscal year or quarter, as the case may be, with respect to which the Company files or expects to file with the Trustee an annual report or quarterly report, as the case may be, pursuant to the preceding paragraph of this Section 6.4. Notwithstanding anything to the contrary in this Indenture, the Company will provide to the Trustee the report specified in this Section. The Trustee shall have no liability as regards the substance of the information provided by the Company or its agents pursuant to this Section 6.4.

                                  ARTICLE VII

                              DEFAULTS AND REMEDIES

         Section 7.1 Events of Default. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of the principal of and premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption, by declaration or otherwise, whether or not such payment is prohibited by the provisions of Article IV; or

                  (b) default for thirty (30) days in the payment of any installment of interest or Liquidated Damages, if any, upon any of the Notes as and when the same shall become due and payable, whether or not such payment is prohibited by the provisions of Article IV; or

                  (c) failure on the part of the Company duly to observe or perform any other of the covenants on the part of the Company in the Notes or in this Indenture (other than a covenant default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and the continuance of such failure for a period of forty-five (45) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Notes at the time outstanding determined in accordance with Section 9.4; or

                  (d) default in the payment of the Repurchase Event Price in respect of any Note on the Event Repurchase Date therefor in accordance with the provisions of Article XVI, whether or not such payment in cash of the Repurchase Event Price is prohibited by the provisions of Article IV; or

                  (e) default in the payment of the Repurchase Price in respect of any Note on the Repurchase Date therefor in accordance with the provisions of Article XVII, whether or not such payment in cash of the Repurchase Price is prohibited by the provisions of Article IV; or

                  (f) failure on the part of the Company to provide a written notice of a Repurchase Event in accordance with Section 16.2; or

                  (g) failure on the part of the Company or any Significant Subsidiary to make any payment at maturity, including any applicable grace period, in respect of Indebtedness of, or guaranteed or assumed by, the Company or any Significant Subsidiary, in a principal amount then outstanding in excess of U.S. $7,500,000, and the continuance of such failure for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such default to be cured or waived and stating that such notice is a "Notice of Default" hereunder; or

                  (h) default on the part of the Company or any Significant Subsidiary with respect to any Indebtedness of, or guaranteed or assumed by, the Company or any Significant Subsidiary, which default results in the acceleration of Indebtedness in a principal amount then outstanding in excess of U.S. $7,500,000, and such Indebtedness shall not have been discharged or such acceleration shall not have been rescinded or annulled for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                  (i) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                  (j) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety
         (90) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 7.1(i) or 7.1(j) with respect to the Company), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of and premium, if any, on all the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 7.1(i) or 7.1(j) occurs and is continuing with respect to the Company, the principal of all the Notes and the interest accrued thereon shall be immediately due and payable. This provision, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify the Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any default or Event of Default and shall deliver to the Trustee a statement specifying such default or Event of Default and the action the Company has taken, is taking or proposes to take with respect thereto.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been instituted.

         Section 7.2 Payments of Notes on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment by the Company of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, by declaration under this Indenture or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the registered holders, whether or not the Notes are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

         In the case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the

Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

         In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

         Section 7.3 Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article VII shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  First: To the payment of all amounts due the Trustee under
         Section 8.6;

                  Second: Subject to the provisions of Article IV, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto;

                  Third: Subject to the provisions of Article IV, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

                  Fourth: Subject to the provisions of Article IV, to the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

         Section 7.4 Proceedings by Noteholder. No holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as may be reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of and premium, if any, and interest on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

         Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

         Section 7.5 Proceedings by Trustee. In case of an Event of Default the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 7.6 Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.6, all powers and remedies given by this Article VII to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

         Section 7.7 Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 may on behalf of the holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes when due, (ii) a failure by the Company to convert any Notes into Common Stock or (iii) a default in respect of a covenant or provisions hereof which under Article XI cannot be modified or amended without the consent of the holders of all Notes then outstanding. Upon any such waiver the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 7.8       Notice of Defaults. The Trustee shall, within ninety
(90) days after the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note register, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; and provided that, except in the case of default in the payment of the principal of, or premium, if any, or interest on any of the Notes, including without limiting the generality of the foregoing any default in the payment of any Repurchase Event Price, any Repurchase Price or in the payment of any amount due in connection with any redemption of Notes, then in any such event the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the best interests of the Noteholders.

         Section 7.9 Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 7.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note (including, but not limited to, the redemption price or repurchase price with respect to the Notes being redeemed or repurchased as provided in this Indenture) on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XV.

         Section 7.10 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders of Notes, as the case may be.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

         Section 8.1 Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                           (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and, after it has been qualified thereunder, the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                           (2) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be established that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable to any Noteholder with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Section 8.2 Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 8.1:

                  (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity reasonably satisfactory to the Trustee from the Noteholders against such expenses or liability as a condition to so proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; and

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

In no event shall the Trustee be liable for any consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action other than through the Trustee's willful misconduct or gross negligence.

         Section 8.3 No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         Section 8.4 Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes. The Trustee, any paying agent, any conversion agent or Note registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note registrar.

         Section 8.5 Monies to Be Held in Trust. Subject to the provisions of Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

         Section 8.6 Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except, subject to the effect of Sections 4.3 and 7.6, funds held in trust herewith for the benefit of the holders of particular Notes prior to the date of the accrual of such unpaid compensation or indemnifiable claim. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture. The indemnification provided in this Section 8.6 shall extend to the officers, directors, agents and employees of the Trustee.

         When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(h) or (i) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

         Section 8.7 Officers' Certificate as Evidence. Except as otherwise provided in Section 8.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

         Section 8.8 Conflicting Interests of Trustee. After qualification under the Trust Indenture Act, if the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 8.9 Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus (together with its corporate parent) of at least $50,000,000. If such person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 8.10      Resignation or Removal of Trustee.

                  (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of Notes at their addresses as they shall appear on the Note register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b)      In case at any time any of the following shall occur:

                           (1)      the Trustee shall fail to comply with
                  Section 8.8 within a reasonable time after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months, or

                           (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

                           (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.9, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

         Section 8.11 Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6.

         No successor trustee shall accept appointment as provided in this
Section 8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.11, each of the Company and the former trustee shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.12 Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 8.13 Limitation on Rights of Trustee as Creditor. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), after qualification under the Trust Indenture Act, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                   ARTICLE IX

                           CONCERNING THE NOTEHOLDERS

         Section 9.1 Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen
(15) days prior to the date of commencement of solicitation of such action.

         Section 9.2 Proof of Execution by Noteholders. Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Noteholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note register or by a certificate of the Note registrar. The record of any Noteholders' meeting shall be proved in the manner provided in Section 10.6.

         Section 9.3 Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem the person in whose name such Note shall be registered upon the Note register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

         Section 9.4 Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes which a Responsible Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and, subject to Section 8.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

         Section 9.5 Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 9.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                   ARTICLE X

                              NOTEHOLDERS' MEETINGS

         Section 10.1 Purpose of Meetings. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this
Article X for any of the following purposes:

                           (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article VII;

                           (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VIII;

                           (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2;

                           (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law; or

                           (5) to take any other action authorized by this Indenture or under applicable law.

         Section 10.2 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 10.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to holders of Notes at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty
(20) nor more than ninety (90) days prior to the date fixed for the meeting.

         Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         Section 10.3 Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

         Section 10.4 Qualifications for Voting. To be entitled to vote at any meeting of Noteholders a person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 10.5 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.3, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

         Subject to the provisions of Section 9.4, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 10.2 or 10.3 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 10.6 Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 10.2. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 10.7      No Delay of Rights by Meeting. Nothing in this
Article X contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

         Section 11.1 Supplemental Indentures Without Consent of Noteholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to make provision with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 15.6;

                  (b) subject to Article IV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

                  (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article XII;

                  (d) to add to the covenants of the Company such further covenants, restrictions or conditions for the benefit of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the holders of the Notes;

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

                  (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.2.

         Section 11.2 Supplemental Indentures With Consent of Noteholders. With the consent (evidenced as provided in Article IX) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 9.4), the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or repurchase thereof, impair, or change in any respect adverse to the holder of Notes, the obligation of the Company to repurchase any Note at the option of the holder upon the happening of a Repurchase Event, or impair, or change in any respect adverse to the holder of Notes, the obligation of the Company to repurchase any Note on a Repurchase Date, or impair or adversely affect the right of any Noteholder to institute suit for the payment thereof, or change the currency in which the Notes are payable, or impair or change in any respect adverse to the Noteholders the right to convert the Notes into Common Stock subject to the terms set forth herein, including Section 15.6, or modify the provisions of this Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders, without the consent of the holder of each Note so affected, or
(ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

         Upon the request of the Company, accompanied by a copy of the Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Noteholders under this
Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 11.3 Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article XI shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 11.4 Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to it by a Noteholder is a continuing consent by the Noteholder and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder's Note, even if notation of the consent is not made on any Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to such Noteholder's Note or portion of a Note if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Noteholders of the requisite principal amount of Notes have consented to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Noteholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Noteholders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Noteholders of the principal amount of Notes required hereunder or such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

                  After an amendment, supplement or waiver becomes effective it shall bind every Noteholder, unless it is of the type described in clause (i) of
Section 11.2 hereof. In such case, the amendment or waiver shall bind each Noteholder who has consented to it and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder's Note.

         Section 11.5 Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 18.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

         Section 11.6 Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. The Trustee, subject to the provisions of Sections 8.1 and 8.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

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                                   ARTICLE XII

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         Section 12.1 Company May Consolidate, Etc. on Certain Terms. The Company shall not, directly or indirectly, consolidate with or merge with or into any other person or sell, lease, convey or transfer all its properties and assets substantially as an entirety, whether in a single transaction or a series of related transactions, to any person or group of affiliated persons unless:

                  (a) either (i) in the case of a merger or consolidation that does not involve a transfer of all or substantially all of the Company's properties and assets, the Company is the surviving entity or
         (ii) in case the Company shall consolidate with or merge into another person or sell, lease, convey or transfer all its properties and assets substantially as an entirety, whether in a single transaction or a series of related transactions, to any person, the person formed by such consolidation or into which the Company is merged, or the person which acquires by sale, conveyance or transfer, or which leases the properties and assets of the Company substantially as an entirety, shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including Liquidated Damages, if any) on all of the Notes as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for the applicable conversion rights set forth in Section 15.6 and the repurchase rights set forth in
         Article XVI;

                  (b) immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under
         Article IX.

         Section 12.2 Successor Corporation to Be Substituted. In case of any such consolidation, merger, sale, conveyance or lease in accordance with Section 12.1, and, where required in accordance with Section 12.1(a) upon the assumption by the successor corporation, limited liability company, partnership or trust by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation, limited liability company, partnership or trust shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Alkermes, Inc. any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or lease, the person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII may be dissolved, wound up and liquidated at any time thereafter and such person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

         Section 12.3 Opinion of Counsel to Be Given Trustee. The Trustee, subject to Sections 8.1 and 8.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XII.

                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 13.1 Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) rights hereunder of Noteholders

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

to receive payments of principal of and premium, if any, and interest on, the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 18.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

         Section 13.2 Deposited Monies to Be Held in Trust by Trustee. Subject to Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1 shall be held in trust and applied by it to the payment, notwithstanding the provisions of Article IV, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

         Section 13.3 Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Notes (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

         Section 13.4 Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another person.

         Section 13.5 Reinstatement. If (i) the Trustee or the paying agent is unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the holders of at least a majority in principal amount of the then outstanding Notes so request by written notice to the Trustee, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.1 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 13.2; provided, however, that if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or paying agent.

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

                                   ARTICLE XIV

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

         Section 14.1 Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal or of premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or for any claim based thereon, shall be had against any incorporator, stockholder, employee, agent, officer or director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes; provided, however, that this Section 14.1 is not intended in any way to be inconsistent with Section 14 of the Securities Act and Section 29(a) of the Exchange Act.

                                   ARTICLE XV

                               CONVERSION OF NOTES

         Section 15.1 Right to Convert. Subject to and upon compliance with the provisions of this Indenture, the holder of any Note shall have the right, at his option, at any time following the date of original issuance of the Notes and prior to the close of business on September 1, 2023 (except that, with respect to any Note or portion of a Note which shall be called for redemption, such right shall terminate, except as provided in the fifth paragraph of Section 15.2 and Section 3.4, at the close of business on the Business Day immediately preceding the date fixed for redemption of such Note or portion of a Note unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Note, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided in Section 15.2. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article XV. A Note with respect to which a holder has delivered a notice in accordance with Section 16.2 regarding such holder's election to require the Company to repurchase such holder's Notes following the occurrence of a Repurchase Event may be converted in accordance with this
Article XV only if such holder withdraws such notice by delivering a written notice of withdrawal to the Company prior to the close of business on last Business Day prior to the day fixed for repurchase. A Note with respect to which a holder has delivered a notice in accordance with Section 17.1 regarding such holder's election to require the Company to repurchase such holder's Notes may be converted in accordance with this Article XV only if such holder withdraws such notice by delivering a written notice of

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

withdrawal to the Company in accordance with Section 17.4 prior to the close of business on last Business Day prior to the day fixed for repurchase.

         Section 15.2 Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends. In order to exercise the conversion privilege with respect to any Note in definitive form, the holder of any such Note to be converted in whole or in part shall surrender such Note, duly endorsed, at an office or agency maintained by the Company pursuant to
Section 5.2, accompanied by the funds, if any, required by the fifth paragraph of this Section 15.2, and shall give written notice of conversion in the form provided on the Notes (or such other notice which is acceptable to the Company) to the office or agency that the holder elects to convert such Note or such portion thereof specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 15.7. Each such Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

         In order to exercise the conversion privilege with respect to any interest in the Global Note, the beneficial holder must complete the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver by book-entry delivery an interest in the Global Note, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or conversion agent, and pay the funds, if any, required by the fifth paragraph of this Section 15.2 and any transfer taxes, if required pursuant to Section 15.7.

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, but no later than three Business Days after the conversion date, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Company shall issue and shall deliver to such holder at the office or agency maintained by the Company for such purpose pursuant to
Section 5.2, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.3 (which payment, if any, shall be paid no later than five Business Days after satisfaction of the requirements for conversion set forth above). In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

         Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Note (or portion thereof), and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

         Any Note or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date through the close of business on the Business Day immediately preceding such interest payment date shall (unless (a) such Note or portion thereof being converted shall have been called for redemption pursuant to a redemption notice mailed to the Noteholders in accordance with Section 3.2 or (b) the Company has elected to automatically convert such Note or portion thereof and has issued an Automatic Conversion Notice in accordance with Section 15.11 and such redemption or automatic conversion, as the case may be, will occur prior to such interest payment date) be accompanied by payment, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. Except as provided above in this Section 15.2, no adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Article.

         Upon the conversion of an interest in the Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on the Global Note as to the reduction in the principal amount represented thereby.

         Section 15.3 Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered for conversion. If any fractional share of stock otherwise would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment therefor in cash at the current market value thereof to the holder of Notes. The current market value of a share of Common Stock shall be the Closing Price on the first Trading Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted and such Closing Price shall be determined as provided in Section 15.5(h)(1).

         Section 15.4 Conversion Price. The conversion price shall be as specified in the form of Note (herein called the "Conversion Price") attached as Exhibit A hereto, subject to adjustment as provided in this Article XV.

         Section 15.5 Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Company as follows:

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

                  (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date (as defined in Section 15.5(h)(4)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the record date. If any dividend or distribution of the type described in this Section 15.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 15.5(h)(2)) on the record date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the close of business on the record date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the record date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (c) In case the outstanding shares of Common Stock shall be split or subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 15.5(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding (1) any rights or warrants referred to in Section 15.5(b) and, (2) dividends and distributions (A) in connection with the liquidation, dissolution or winding up of the Company or paid (B) exclusively in cash and (3) any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 15.6 applies) (the foregoing hereinafter in this Section 15.5(d) called the "Securities")), unless the Company elects to reserve such Securities for distribution to the Noteholders upon conversion of the Notes so that any such holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had converted its Notes into Common Stock immediately prior to the record date (as defined in Section 15.5(h)(4)) for such distribution of the Notes) then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the record date (as defined in Section 15.5(h)(4)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 15.5(h)(2)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the record date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of Securities such holder would have received had such holder converted such Note (or portion thereof) immediately prior to such record date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 15.5(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 15.5(h)(2) to the extent possible, unless the Board of Directors in a board resolution determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the Noteholder.

                  Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 15.5(d) (and no adjustment to the Conversion Price under this Section 15.5(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 15.5(d), (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

                  For purposes of this Section 15.5(d) and Sections 15.5(a) and
         (b), any dividend or distribution to which this Section 15.5(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which
         Section 15.5(b) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 15.5(b) applies (and any Conversion Price reduction required by this Section 15.5(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 15.5(a) and (b) with respect to such dividend or distribution shall then be made, except (A) the record date of such dividend or distribution shall be substituted as "the

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         date fixed for the determination of stockholders entitled to receive such dividend or other distribution", " record date fixed for such determination" and "record date" within the meaning of Section 15.5(a) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants," "the record date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such record date" within the meaning of Section 15.5(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 15.5(a).

                  (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section
         15.6 applies or as part of a distribution referred to in Section 15.5(d)), then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the record date for such dividend or distribution by a fraction (i) the numerator of which shall be equal to Pre-Dividend Sale Price minus the Dividend Adjustment Amount and (ii) the denominator of which shall be the Pre-Dividend Sale Price; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of cash such holder would have received had such holder converted such Note (or portion thereof) immediately prior to such record date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. "Pre-Dividend Sale Price" means the average Common Stock price for the three consecutive Trading Days ending on the Trading Day immediately preceding the ex-dividend date for such dividend or distribution. "Dividend Adjustment Amount" means the full amount of the dividend or distribution to the extent payable in cash applicable to one share of Common Stock. Any cash distribution to all holders of Common Stock as to which the Company makes the election permitted by Section 15.5(n) and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 15.5(e)).

                  (f) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its Subsidiaries for all or any portion of the Common Stock expiring within the twelve

         (12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 15.5(f) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h)(2)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 15.5(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 15.5(f). Any cash distribution to all holders of Common Stock as to which the Company has made the election permitted by Section 15.5(n) and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 15.5(f).

                  (g) In case of a tender or exchange offer made by a person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors), whose determination shall be conclusive, and described in a resolution of the Board of Directors at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the

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         Expiration Time multiplied by the current Market Price of the Common
         Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 15.5(g) shall not be made if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article XII.

                  (h) For purposes of this Indenture, the following terms shall have the meaning indicated:

                           (1)      "Closing Price" with respect to any
                  securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the NASDAQ National Market ("NASDAQ") or New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such NASDAQ or New York Stock Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

                           (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to
                  Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs during such ten (10) consecutive Trading Days, the Closing Price for each Trading Day prior to the

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

                  "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 15.5(d), (f) or (g), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Sections 15.5(f) or (g), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) and
                  (g) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this
                  Section 15.5, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 15.5 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

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

                           (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                           (4) "record date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                           (5)      "Trading Day" shall mean (x) if the
                  applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or (y) if the applicable security is quoted on the NASDAQ, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (i) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 15.5(a),
         (b), (c), (d), (e), (f) and (g), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive and described in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the holder of each Note at his last address appearing on the Note register provided for in Section 2.5(a) a notice of the reduction at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

                  (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 15.5(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XV shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  (k) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee, and any conversion agent other than the Trustee, an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Price and may assume without inquiry that the last Conversion Price of which it has knowledge remains in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each Note at his last address appearing on the Note register provided for in
         Section 2.5(a), within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

                  (l) In any case in which this Section 15.5 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event
         (i) issuing to the holder of any Note converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to
         Section 15.3.

                  (m) For purposes of this Section 15.5, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (n) In lieu of making any adjustment to the Conversion Price pursuant to Section 15.5(e), the Company may elect to reserve an amount of cash for distribution to the holders of the Notes upon the conversion of the Notes so that any such holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock and other items to which such holder is entitled, the full amount of cash which such holder would have received if such holder had, immediately prior to the record date for such distribution of cash, converted its Notes into Common Stock, together with any interest accrued with respect to such amount, in accordance with this Section 15.5(n). The Company may make such election by providing an Officers' Certificate to the Trustee to such effect on or prior to the payment date for any such distribution and depositing with the Trustee on or prior to such date an amount of cash equal to the aggregate amount the holders of the Notes would have received if such holders had, immediately prior to the record date for such distribution, converted all of the Notes into Common Stock. Any such funds so deposited by the Company with the Trustee shall be invested by the Trustee in marketable obligations issued or fully guaranteed by the United States government with a maturity not more than three (3) months from the date of issuance. Upon conversion of Notes by a holder, the holder will be entitled to receive, in addition to the Common Stock issuable upon conversion, an amount of cash equal to the amount such holder would have received if such holder had, immediately prior to the record date for such distribution, converted its Note into Common Stock, along with such holder's pro rata share of any accrued interest earned as a consequence of the investment of such funds. Promptly after making an election pursuant to this
         Section 15.5(n), the Company shall give or shall cause to be given notice to all Noteholders of such election, which notice shall state the amount of cash per $1,000 principal amount of Notes such holders shall be entitled to receive (excluding interest) upon conversion of the Notes as a consequence of the Company having made such election.

         Section 15.6 Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Note shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 15.6 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock include shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the repurchase rights set forth in
Article XVI herein.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at his address appearing on the Note register provided for in Section 2.5(a) of this Indenture, within twenty
(20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

         If this Section 15.6 applies to any event or occurrence, Section 15.5 shall not apply.

         Section 15.7 Taxes on Shares Issued. The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 15.8 Reservation of Shares; Shares to Be Fully Paid; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

         The Company further covenants that if at any time the Common Stock shall be listed on any other national securities exchange or automated quotation system the Company will, if permitted and required by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Notes.

         Section 15.9 Responsibility of Trustee. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion agent make no representations with respect thereto. Subject to the provisions of Section 8.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 15.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 15.10 Notice to Holders Prior to Certain Actions. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (that would require an adjustment in the Conversion Price pursuant to Section 15.5); or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note register, provided for in
Section 2.5(a) of this Indenture, as promptly as possible but in any event at least fifteen days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale,

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

transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

         Section 15.11 Automatic Conversion by the Company.

                  (a) The Company may elect to automatically convert the Notes (an "Automatic Conversion") at any time prior to maturity if the Closing Price of the Company's Common Stock has exceeded 150% of the Conversion Price for at least 20 Trading Days during a 30-day Trading Day period, ending within five Trading Days prior to the date of the Automatic Conversion Notice (as defined below); provided, however, that, during the two year period commencing on the date of the last delivery of the Notes under this Indenture, the Company may only automatically convert the Notes if, in accordance with the terms of the Registration Rights Agreement, a registration statement registering the resale of the Notes and Common Stock issuable upon conversion of the Notes is declared effective under the Securities Act prior to the date of the Automatic Conversion Notice and such registration statement remains effective on the date selected for Automatic Conversion (the "Automatic Conversion Date"). In the event that the date on which the Notes will be automatically converted (the "Automatic Conversion Date") occurs on or prior to September 1, 2006, the Company will pay the Make-Whole Interest Payment on the Automatic Conversion Date.

                  (b) Unless the Company shall have theretofore called for redemption all of the outstanding Notes, the Company or, at the request and expense of the Company, the Trustee, shall give to all holders of Notes notice (the "Automatic Conversion Notice") of the Automatic Conversion not more than thirty (30) days but not less than twenty (20) days prior to the Automatic Conversion Date. The Company shall also deliver a copy of such Automatic Conversion Notice to the Trustee.

                  (c)      Each Automatic Conversion Notice shall state:

                           (1)      the Automatic Conversion Date,

                           (2) whether the Make-Whole Interest Payment, if any, shall be paid by the Company and, if so, if it shall be paid in cash or by delivery of shares of Common Stock,

                           (3) the place or places where such Notes are to be surrendered for conversion and accrued and unpaid Make-Whole Interest Payment, if any, and

                           (4)      the Conversion Price then in effect.

                  (d) In the event of an Automatic Conversion, the Company shall issue and deliver a certificate or certificates for the number of full shares of Common Stock

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

         issuable upon conversion of the Notes and the Make-Whole Interest Payment, if any, due on such Notes along with any cash in respect of any fractional shares of Common Stock otherwise issuable upon conversion or in the event that the Company elects to pay Make-Whole Interest Payment, if any, in Common Stock instead of cash, for payment to the holder as promptly after the Automatic Conversion Date, as practicable in accordance with the provisions of this Article XV, but in no event later than the close of business of the next succeeding third Business Day following such Automatic Conversion Date.

                  (e) All Notes subject to the Automatic Conversion shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 2.8 hereof.

                  (f) If any of the foregoing provisions or other provisions of this Section 15.11 are inconsistent with applicable law at the time of such Automatic Conversion, such law shall govern.

         Section 15.12 Restrictions on Company's Ability to Pay any Make-Whole Interest Payment in Common Stock. If any of the following conditions are present at the time of an Automatic Conversion as contemplated by Section 15.11, the Make-Whole Interest Payment shall be paid only in cash:

                  (a) In the event any shares of Common Stock to be issued for the payment of Make-Whole Interest Payment on the Notes hereunder
         (i) require registration under any U.S. federal securities law before such shares of Common Stock may be freely transferable without being subject to any transfer restrictions under the Securities Act upon an Automatic Conversion Date and if such registration is not completed or does not become effective prior to the Automatic Conversion Date and remain in effect on the Automatic Conversion Date and/or (ii) require registration with or approval of any governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon an Automatic Conversion Date and if such registration is not completed or does not become effective or such approval is not obtained prior to the Automatic Conversion Date and remain in effect on the Automatic Conversion Date;

                  (b) In the event the shares of Common Stock to be issued for the payment of the Make-Whole Interest Payment on the Notes hereunder are not approved for listing on the New York Stock Exchange, the American Stock Exchange (the "Amex") or for quotation on the NASDAQ prior to the Automatic Conversion Date; and

                  (c) In the event all shares of Common Stock which may be issued with respect to the payment of the Make-Whole Interest Payment on the Notes cannot be issued out of the Company's authorized but unissued Common Stock and will not, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

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

If all of the conditions set forth in this Section 15.12 are not satisfied in accordance with the terms thereof, the interest required to be paid or duly provided for by the Company pursuant to this Section shall be paid by the Company only in cash.

         Section 15.13 Notification to Trustee. If the Company is obligated to pay any Make-Whole Interest Payment upon Automatic Conversion pursuant to
Section 15.11(a), it shall deliver to the Trustee a certificate setting forth
(i) the amount of interest actually paid or provided for by the Company with respect to the affected Notes prior to the Automatic Conversion Date, and (ii) if such Make-Whole Interest Payment upon Automatic Conversion is payable in Common Stock, the number of shares of Common Stock which is equal to the Make-Whole Interest Payment, valued at 97.5% of the average of the Closing Price for each of the five (5) Trading Days immediately preceding the second Trading Day prior to the Automatic Conversion Date. Unless and until the Trustee shall receive such certificate, it shall not be charged with knowledge of the facts required by this Section 15.13 to be set forth therein. In no event will the Trustee be required to inquire into or verify the information required to be set forth in such certificate, other than the amount of interest actually paid by the Trustee as paying agent with respect to the affected Notes. The Trustee need not inquire into or confirm any amount of interest "provided for" by the Company, unless such amount has actually been delivered to the Trustee as paying agent and is being held by the Trustee as paying agent pending distribution to the affected holders.

                                   ARTICLE XVI

                       REPURCHASE UPON A REPURCHASE EVENT

         Section 16.1 Repurchase Right. If, at any time prior to September 1, 2023 there shall occur a Repurchase Event, then each Noteholder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Notes, or any portion thereof (in principal amounts of $1,000 or integral multiples thereof), on the date (the "Event Repurchase Date") that is forty (40) calendar days after the date of the Company Notice (as defined in Section 16.2 below) of such Repurchase Event (or, if such 40th day is not a Business Day, the next succeeding Business Day). Such repurchase shall be made in cash at a price equal to 105% of the principal amount of Notes such holder elects to require the Company to repurchase, together with accrued and unpaid interest, if any, to but excluding the Event Repurchase Date (the "Repurchase Event Price") (or, at the option of the Company, by delivery of Common Stock in accordance with the provisions of Section 16.3); provided, however, that if such Event Repurchase Date is March 1 or September 1 then the interest payable on such date shall be paid to the holder of record of the Note on the next preceding February 15 or August 15, respectively. No Notes may be redeemed at the option of holders upon a Repurchase Event if there has occurred and is continuing an Event of Default, other than a default in the payment of the Repurchase Event Price with respect to such Notes on the Event Repurchase Date.

         Section 16.2 Notices; Method of Exercising Repurchase Right, Etc.

                  (a)      Reserved.

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

                  (b) Unless the Company shall have theretofore called for redemption all of the outstanding Notes, on or before the fifteenth
         (15th) calendar day after the occurrence of a Repurchase Event, the Company or, at the written request of the Company, the Trustee, shall mail to all holders of record of the Notes a notice (the "Company Notice") in the form as prepared by the Company of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such Company Notice to the Trustee and cause a copy of such Company Notice, or a summary of the information contained therein, to be published once in a newspaper of general circulation in The City of New York. The Company Notice shall contain the following information:

                           (1) a description of the Repurchase Event that occurred;

                           (2)      the Event Repurchase Date;

                           (3) the date by which the repurchase right must be exercised;

                           (4) the last date by which the election to require repurchase, if submitted, must be revoked;

                           (5) the Repurchase Event Price and whether the Repurchase Event Price shall be payable in cash or Common Stock and, if payable in Common Stock, the method of calculating the amount of the Common Stock to be delivered upon the repurchase as provided in Section 16.3(a);

                           (6) a description of the procedure which a holder must follow to exercise a repurchase right;

                           (7) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Notes to be repurchased will terminate and the place or places where Notes may be surrendered for conversion; and

                           (8)      the CUSIP numbers of the Notes.

                  No failure of the Company to give the foregoing notices or defect therein shall limit any holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

                  If any of the foregoing provisions are inconsistent with applicable law, such law shall govern.

                  (c) To exercise a repurchase right, a holder shall deliver to the Trustee on or before the thirty-fifth (35th) day after the Company Notice was delivered (i) written notice to the Company (or agent designated by the Company for such purpose) of the holder's exercise of such right, which notice shall set forth the name of the holder, the principal amount of the Notes to be repurchased, a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Event Price shall be paid in shares of Common Stock, the name or names (with addresses) in

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

         which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Notes with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Election of repurchase by a holder shall be revocable at any time prior to, but excluding, the Event Repurchase Date, by delivering written notice to that effect to the Trustee prior to the close of business on the Business Day prior to the Event Repurchase Date.

                  (d) If the Company fails to repurchase on the Event Repurchase Date any Notes (or portions thereof) as to which the repurchase right has been properly exercised, then the principal of such Notes shall, until paid, bear interest to the extent permitted by applicable law from the Event Repurchase Date at the rate borne by the Note and each such Note shall be convertible into Common Stock in accordance with this Indenture (without giving effect to Section 16.2(b)) until the principal of such Note shall have been paid or duly provided for.

                  (e) Any Note which is to be repurchased only in part shall be surrendered to the Trustee duly endorsed for transfer to the Company and accompanied by appropriate evidence of genuineness and authority satisfactory to the Company and the Trustee duly executed by, the holder thereof (or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, of any authorized denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Note so surrendered.

                  (f) On or prior to the Event Repurchase Date, the Company shall deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 5.4) the Repurchase Event Price in cash for payment to the holder on the Event Repurchase Date; provided that if payment is to be made in cash, such cash payment is made on the Event Repurchase Date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m., New York City time, on such date; provided further that if the Repurchase Event Price is to be paid in shares of Common Stock, such shares of Common Stock are to be paid as promptly after the Event Repurchase Date as practicable.

                  (g) Any issuance of shares of Common Stock in respect of the Repurchase Event Price shall be deemed to have been effected immediately prior to the close of business on the Event Repurchase Date and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Event Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or

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

         distributions on any Common Stock issued upon repurchase of any Note declared prior to the Event Repurchase Date.

                  (h) No fractions of shares shall be issued upon repurchase of Notes. If more than one Note shall be repurchased from the same holder and the Repurchase Event Price shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Notes so repurchased. Instead of any fractional share of Common Stock which would otherwise be issuable on the repurchase of any Note or Notes, the Company will deliver to the applicable holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Closing Price of the Common Stock on the Trading Day immediately preceding the Event Repurchase Date.

                  (i) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Notes shall be made without charge to the holder of Notes being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the holder of the Notes being repurchased, and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

                  (j) All Notes delivered for repurchase shall be delivered to the Trustee to be canceled in accordance with the provisions of
         Section 2.8.

         Section 16.3 Conditions to the Company's Election to Pay the Repurchase Event Price in Common Stock. The Company may elect to pay the Repurchase Event Price by delivery of shares of Common Stock pursuant to Section 16.1 if and only if the following conditions shall have been satisfied:

                  (a) the shares of Common Stock deliverable in payment of the Repurchase Event Price shall have a fair market value as of the Event Repurchase Date of not less than the Repurchase Event Price. For purposes of Section 16.1 and this Section 16.3, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Price of the Common Stock for each of the five consecutive Trading Days immediately preceding the second Trading Day prior to the Event Repurchase Date;

                  (b) the Repurchase Event Price shall be paid only in cash in the event any shares of Common Stock to be issued upon repurchase of Notes hereunder (i) require registration under any federal securities law before such shares may be freely transferable

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

         without being subject to any transfer restrictions under the Securities Act upon repurchase and if such registration is not completed or does not become effective prior to the Event Repurchase Date, and/or (ii) require registration with or approval of any governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon repurchase and if such registration is not completed or does not become effective or such approval is not obtained prior to the Event Repurchase Date;

                  (c) payment of the Repurchase Event Price may not be made in Common Stock unless such stock is, or shall have been, or approved for quotation on the NASDAQ or listed on a national securities exchange, in either case, prior to the Event Repurchase Date; and

                  (d) all shares of Common Stock which may be issued upon repurchase of the Notes will be issued out of the Company's authorized but unissued Common Stock and, will upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

         If all of the conditions set forth in this Section 16.3 are not satisfied in accordance with the terms thereof, the Repurchase Event Price shall be paid by the Company only in cash.

         Section 16.4 Certain Definitions. For purposes of this Article XVI:

                  (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 and 13d-5, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

                  (b) the term "person" or "group" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d) and 14(d) of the Exchange Act as in effect on the date of the original execution of this Indenture;

                  (c) the term "Continuing Director" means at any date a member of the Company's Board of Directors (i) who was a member of such board on August 15, 2003 or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Company's Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee comprised of the Company's independent directors if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were continuing directors at the time such committee was formed. (Under this definition, if the Board of Directors of the Company as of the date of this Indenture were to approve a new director or directors and then resign, no Change in Control would occur even though the current Board of Directors would thereafter cease to be in office);

                  (d) the term "Repurchase Event" means a Change in Control or a Termination of Trading;

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

                  (e) a "Change in Control" shall be deemed to have occurred when: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company (the "Voting Stock"); (ii) approval by stockholders of the Company of any plan or proposal for the liquidation, dissolution or winding up of the Company;
         (iii) the Company (A) consolidates with, merges into or participates in a share exchange with any other corporation, partnership, limited liability company or other entity or any other corporation, partnership, limited liability company or other entity merges into the Company, and in the case of any such merger, consolidation or share exchange, the outstanding Common Stock of the Company is changed or exchanged into other assets or securities as a result, or (B) conveys, transfers or leases all or substantially all of its assets to any person; or (iv) any time Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company); provided that a Change in Control shall not be deemed to have occurred if either (x) the Closing Price (as defined in Section 15.5(h)(1) hereof) of the Common Stock for any five (5) Trading Days during the ten (10) Trading Days immediately preceding the Change in Control is at least equal to 105% of the Conversion Price in effect on the date on which the Change in Control occurs or (y) in the event of a transaction specified in (i) or (iii) above, if the stockholders of the Company immediately before such transaction constituting the Change in Control own, directly or indirectly, immediately following such transaction, at least 51% of the combined voting power of the outstanding voting securities resulting from such Change in Control in substantially the same proportion as their ownership of the voting stock immediately before such transaction, or (z) in the case of a transaction specified in (iii) above constituting a Change in Control, all of the consideration (excluding cash payments for fractional shares) in such merger or consolidation constituting the Change in Control consists of common stock traded on a United States national securities exchange or quoted on the NASDAQ (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control) and as a result of such transaction or transactions such Notes become convertible solely into such common stock; and

                  (f) a "Termination of Trading" shall have occurred if the Common Stock (or other common stock into which the Notes are then convertible) is neither listed for trading on a United States national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States.

                                  ARTICLE XVII

             REPURCHASE OF THE NOTES AT THE OPTION OF THE NOTEHOLDER

         Section 17.1 Repurchase of Notes by the Company at Option of the Noteholder. Notes shall be purchased by the Company pursuant to the terms of the Notes at the option of the Noteholder on September 1, 2008, September 1, 2013 and September 1, 2018 (each a "Repurchase Date"), at a purchase price of 100% of the principal amount, plus accrued and unpaid interest to, but excluding, the Repurchase Date (subject to the right of the Noteholder as of the immediate preceding record date to receive such accrued and unpaid interest if the Repurchase Date is an interest payment date) (the "Repurchase Price"). Repurchases of Notes under this Section 17.1 shall be made, at the option of the Noteholder thereof, upon:

                  (a) delivery to the Trustee (or other paying agent appointed by the Company) by a Noteholder of a duly completed notice (the "Repurchase Notice") in the form set forth on the reverse of the form of Note, attached as Exhibit A to this Indenture, during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the Repurchase Date until the close of business on the Repurchase Date; and

                  (b) delivery or book-entry transfer of the Notes to the Trustee (or other paying agent appointed by the Company) prior to, on or at any time after delivery of the Repurchase Notice (together with all necessary endorsements) at the Corporate Trust Office, or any other office, of the Trustee (or other paying agent appointed by the Company) in the Borough of Manhattan, the City of New York, as provided in
         Section 5.2, such delivery being a condition to receipt by the Noteholder of the Repurchase Price therefor; provided that such purchase price shall be so paid pursuant to this Section 17.1 only if the Note so delivered to the Trustee (or other paying agent appointed by the Company) shall conform in all respects to the description thereof in the related Repurchase Notice.

         The Notes to be repurchased on the Repurchase Date pursuant to this
Section 17.1 will be paid for in cash. The Company shall purchase from the Noteholder thereof, pursuant to this Section 17.1, the Notes or any portion thereof (in the principal amount of $1,000 or a whole multiple of $1,000). Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 17.1 shall be consummated by the delivery of the consideration to be received by the Noteholder promptly following the later of the Repurchase Date and the time of the book-entry transfer or delivery of the Note.

         Notwithstanding anything herein to the contrary, any Noteholder delivering to the Trustee (or other paying agent appointed by the Company) the Repurchase Notice contemplated by this Section 17.1 shall have the right to withdraw such Repurchase Notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Trustee (or other paying agent appointed by the Company) in accordance with Section
17.4. The Trustee (or other paying agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

         Section 17.2 Company Repurchase Notice.

                  (a) In connection with any repurchase of Notes, the Company shall, no less than 20 Business Days prior to each Repurchase Date (the "Company Repurchase Notice Date"), give notice to Noteholders at their addresses shown in the Note register setting

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

         forth information specified in this Section 17.2(a) (the "Company Repurchase Notice"). The Company will also give notice to beneficial owners as required by applicable law.

                  Each Company Repurchase Notice shall:

                           (1)      state the repurchase price and the
                  Repurchase Date to which the Company Repurchase Notice relates;

                           (2)      include a form of Repurchase Notice;

                           (3) state the name and address of the Trustee (or other paying agent appointed by the Company);

                           (4) state that the Repurchase Notice must be delivered to the Trustee (or other paying agent appointed by the Company) and the Notes must be surrendered to the Trustee (or other paying agent appointed by the Company) to collect the purchase price;

                           (5) if the Notes are then convertible, state that Notes as to which a Repurchase Notice has been given may be converted only if the Repurchase Notice is withdrawn in accordance with the terms of this Indenture; and

                           (6)      state the CUSIP number of the Notes.

                  (b) Company Repurchase Notices may be given by the Company or, at the Company's request, the Trustee shall give such Company Repurchase Notice in the Company's name and at the Company's expense.

                  (c) At least five (5) Business Days before the Company Repurchase Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

                  (i) the information required by Section 17.2(b) in the Company Repurchase Notice, and

                  (ii) whether the Company desires the Trustee to give the Company Repurchase Notice required by Section 17.2(b).

                  (d) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Notes.

         Section 17.3 Effect of Repurchase Notice. Upon receipt by the Trustee (or other paying agent appointed by the Company) of the Repurchase Notice specified in Section 17.1, the Noteholder of the Note in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is validly withdrawn) thereafter be entitled to receive solely the Repurchase Price with respect to such Note. Such Repurchase Price shall be paid to such Noteholder, subject to receipt of funds by the Trustee (or other paying agent appointed by the Company), promptly following the later of (x) the Repurchase Date with respect to such Note (provided the

Noteholder has satisfied the conditions in Section 17.1) and (y) the time of delivery of such Note to the Trustee (or other paying agent appointed by the Company) by the Noteholder thereof in the manner required by Section 17.1. Notes in respect of which a Repurchase Notice has been given by the Noteholder thereof may not be converted pursuant to Article XV hereof on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn before the close of business on the last business day before the Repurchase Date.

         Section 17.4 Withdrawal of Purchase Notice. A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Trustee (or other paying agent appointed by the Company) in accordance with the Repurchase Notice at any time prior to the close of business on the Repurchase Date, specifying:

                  (a) the principal amount of the Note with respect to which such notice of withdrawal is being submitted;

                  (b) the certificate number, if any, of the Note in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Note in respect of which such notice of withdrawal is being submitted is represented by a Global Note; and

                  (c) the principal amount, if any, of such Note which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

         A written notice of withdrawal of a Repurchase Notice may be in the form set forth in the preceding paragraph or may be in the form of a conditional withdrawal contained in a Repurchase Notice pursuant to the terms of Section 17.1(a).

         Section 17.5 Deposit of Purchase Price.

                  (a) Promptly following the Repurchase Date, the Company shall deposit with the Trustee (or other paying agent appointed by the Company; or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the paying agent, shall segregate and hold in trust as provided in Section 5.4) an amount of cash (in immediately available funds if deposited on such Business Day), sufficient to pay the aggregate purchase price of all the Notes or portions thereof that are to be purchased as of the Repurchase Date.

                  (b) If, and upon the date that, the Trustee or other paying agent appointed by the Company, or the Company or a Subsidiary or Affiliate of either of them, if such entity is acting as the paying agent, holds cash sufficient to pay the aggregate purchase price of all the Notes, or portions thereof that are to be purchased as of the Repurchase Date, (i) the Notes will cease to be outstanding, and (ii) all other rights of the holders of such Notes will terminate, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or paying agent, other than the right to receive the Repurchase Price upon delivery of the Notes; provided that such date is no earlier than the Repurchase Date.

         Section 17.6 Notes Repurchased in Part. Upon presentation of any Note repurchased only in part, the Company shall execute and the Trustee shall authenticate and make available for delivery to the Noteholder thereof, at the expense of the Company, a new Note or Notes, of any authorized denomination, in aggregate principal amount equal to the unrepurchased portion of the Notes presented.

         Section 17.7 Repayment to the Company. The Trustee (or other paying agent appointed by the Company) shall return to the Company any cash that remains unclaimed for a period of three years after such amounts have become due and payable, together with interest, if any, thereon, held by them for the payment of the purchase price; provided that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 17.5 exceeds the aggregate Repurchase Price of the Notes or portions thereof which the Company is obligated to purchase as of the Repurchase Date then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Repurchase Date, the Trustee shall return any such excess to the Company together with interest, if any, thereon.

                                 ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

         Section 18.1 Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements of the Company in this Indenture contained shall bind its successors and assigns whether so expressed or not.

         Section 18.2 Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         Section 18.3 Addresses for Notices, Etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Alkermes, Inc., 88 Sidney Street, Cambridge, MA 02139-4136,
Attention: Chief Financial Officer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office.

         The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note register and shall be sufficiently given to him if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         SECTION 18.4 GOVERNING LAW. THIS INDENTURE AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

         Section 18.5 Evidence of Compliance with Conditions Precedent; Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 18.6 Legal Holidays. In any case where the date of maturity or interest on or principal of the Notes or the date fixed for redemption of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period from and after such date.

         Section 18.7 No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

         Section 18.8 Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided, however, that, unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect as hereafter amended or modified; provided further that this Section 18.8 shall not require that this Indenture or the Trustee be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party hereto that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         Section 18.9 Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto, any paying agent, any authenticating agent, any Note registrar and their successors hereunder, the holders of Notes and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 18.10 Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 18.11 Authenticating Agent. The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7 and 3.3, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a person eligible to serve as trustee hereunder pursuant to Section 8.9.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Notes as the names and addresses of such holders appear on the Note register.

         The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing), and the Trustee shall be entitled to be reimbursed for such pre-approved payments, subject to Section 8.6.

         The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section 18.11 shall be applicable to any authenticating agent.

         Section 18.12 Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         U.S. Bank National Association hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

                                                  ALKERMES, INC.

                                                  By: __________________________
                                                      Name:_____________________
                                                      Title:____________________

Attest:

______________________________
Name: ________________________
Title:________________________
[seal]

                                                  U.S. BANK NATIONAL ASSOCIATION
                                                  as Trustee

                                                  By: __________________________
                                                      Name:_____________________
                                                      Title:____________________

                                                                       EXHIBIT A

                                  FACE OF NOTE

                            GLOBAL SECURITIES LEGEND

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY, RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(C) or 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE NOTE EVIDENCED HEREBY.

No.                                                    CUSIP No. _______________

                                 ALKERMES, INC.
                      2-1/2% CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2023

         Alkermes, Inc., a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania (the "Company," which term includes any successor corporation under the Indenture referred to on the reverse side hereof), for value received promises to pay to Cede & Co. or registered assigns, the principal sum indicated on Schedule A hereof on September 1, 2023, and to pay interest thereon in the manner set forth on the reverse hereof accruing from August 22, 2003 at the rate of 2-1/2% per annum.

Interest Payment Dates:        March 1 and September 1, commencing March 1, 2004

Record Dates:                  February 15 and August 15

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on this Note to the prior payment in full of all Senior Indebtedness as defined in the Indenture and provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse side hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as if set forth at this place.

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, Alkermes, Inc. has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                                 ALKERMES, INC.

Dated:__________________________                 By: ___________________________
                                                 Name:
                                                 Title:

                                                 Attest:
                                                 _______________________________
                                                 Name:
                                                 Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the 2-1/2% Convertible Subordinated Notes due 2023 described in the within-mentioned Indenture.

                                                 U.S. Bank National Association,
                                                 as Trustee

                                                 By:____________________________
                                                        Authorized Signatory

                                 ALKERMES, INC.

                  2-1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2023

1. Interest. Alkermes, Inc., a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania (the "Company" which term includes any successor corporation under the Indenture referred to on the reverse hereof), is the issuer of this 2-1/2% Convertible Subordinated Note due 2023 (the "Note"). The Company promises to pay interest on the Note in cash semiannually on each March 1 and September 1, commencing on March 1, 2004, to holders of record on the immediately preceding February 15 and August 15.

Interest on the Note will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from August 22, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment. The Company will pay interest on the Note (except defaulted interest) to the person who is registered holder of the Note entitled to such payments at the close of business on the record date for the next interest payment date even though the Note is canceled after the record date and on or before the interest payment date. The Noteholder hereof must surrender the Note to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to the registered address of the person entitled to thereto; provided further that, with respect to the holder of the Note with an aggregate principal amount equal to or in excess of $2 million, at the request of such holder in writing to the Company, interest on the Note shall be paid by wire transfer in immediately available funds in accordance with the wire instruction supplied by such holder to the Trustee and Paying Agent (if different from the Trustee).

3. Paying Agent and Registrar. The Trustee will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

4. Indenture. The Company issued the Notes under an Indenture, dated as of August 22, 2003 (the "Indenture"), between the Company and U.S. Bank National Association, as Trustee. The terms of this Note include those stated in the Indenture (which is incorporated hereby as though fully set forth herein) and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. The Note is subject to, and ratified by, all such terms, certain of which are summarized herein, and Noteholder is referred to the Indenture and such Act for a statement of such terms. The Note is an unsecured obligation of the Company limited to (except as otherwise provided in the Indenture) up to an aggregate principal amount of $100,000,000 (or $125,000,000 if the option to purchase additional Notes granted to the Initial Purchaser (as defined herein) pursuant to the Purchase Agreement (as defined herein) is exercised in full) and is subordinated in right of payment to all existing and future Senior Indebtedness of the Company as provided in the Indenture. The Indenture does not limit the ability of the Company or any of its Subsidiaries to incur indebtedness or to grant security interests or liens in respect of their assets. Any holder of this Note shall be deemed to have agreed to and be bound by all the terms and conditions contained in the Indenture applicable to a holder of a Note. All capitalized terms herein that are not otherwise defined shall have the meaning ascribed thereto in the Indenture.

5. Optional Redemption. The Note is not subject to redemption at the Company's option prior to September 6, 2006. On such date and thereafter, the Note will be subject to redemption from time to time on any date prior to maturity at the option of the Company, in whole or in part (in any integral multiple of $1,000), upon not less than twenty (20) nor more than sixty (60) days' notice by mail prior to the redemption date at the following redemption price (expressed as a percentage of the principal amount set forth below):

                                                                                  REDEMPTION
                      PERIOD                                                        PRICE
                      ------                                                        -----
September 6, 2006 to August 31, 2007................................               101.00%
September 1, 2007 to August 31, 2008...............................                100.50%
September 1, 2008 to September 1, 2023.............................                 100.0%

in each case together with accrued and unpaid interest up to but not including the redemption date (subject to the right of holder of record on the relevant record date to receive interest due on an interest payment date). Unless the Company defaults in making such redemption payment, or the Paying Agent is prohibited from making such payment pursuant to the Indenture, interest will cease to accrue on the Note or portions of it called for redemption on and after the redemption date.

6. Notice of Redemption. Notice of redemption will be mailed at least twenty (20) days but not more than sixty (60) days before the redemption date to the holder of this Note to be redeemed at its address of record. Any portion of this Note in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. In the event less than all of the Note is to be redeemed, the Trustee will choose the Notes for redemption in accordance with the Indenture.

7. Mandatory Redemption. The Company will not be required to make mandatory redemption payments with respect to the Note. There are no sinking fund payments with respect to the Note.

8. Repurchase at Option of Holder Upon a Repurchase Event. If at any time prior to the maturity date there shall occur a Repurchase Event, then the Noteholder will have the right, at its option, to require the Company to repurchase this Note or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) at a repurchase price equal to 105% of the principal amount of the Note submitted to the Company for repurchase, plus accrued and unpaid interest to but excluding the Event Repurchase Date (as subsequently defined). If this Note is subject to a Repurchase Event, a notice of the Repurchase Event will be mailed to the holder from the Company. The Company will be required to repurchase all or any portion of the Note tendered by the holder on a date (the "Event Repurchase Date") that is forty (40) days after the

Company mails the notice of Repurchase Event to the holder. The Noteholder has the right to withdraw its election by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture. The Company may pay the repurchase price in cash or Common Stock, at its option. If the Company elects to pay the repurchase price in Common Stock, the Company will deliver that number of shares of Common Stock valued at 95% of the average of the closing price for each of the five Trading Days immediately preceding the second Trading Day prior to the Event Repurchase Date.

9. Repurchase of the Notes at the Option of the Noteholder. Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Noteholder, all or any portion of the Notes held by such Noteholder on September 1, 2008, September 1, 2013 and September 1, 2018 (each, a "Repurchase Date") in whole multiples of $1,000 at a purchase price of 100% of the principal amount, plus accrued and unpaid interest to, but excluding, the Repurchase Date, on such Note. To exercise such right, a Noteholder shall deliver to the Company such Note with the form entitled "Repurchase Notice" on the reverse thereof duly completed, together with the Note, duly endorsed for transfer, at any time from the opening of business on the date that is twenty (20) Business Days prior to such Repurchase Date until the close of business on the Repurchase Date, and shall deliver the Notes to the Trustee (or other paying agent appointed by the Company) as set forth in the Indenture.

Holders have the right to withdraw any Repurchase Notice by delivering to the Trustee (or other paying agent appointed by the Company) a written notice of withdrawal up to the close of business on the Repurchase Date, all as provided in the Indenture.

If, and upon the date that, cash, sufficient to pay the purchase price of all Notes or portions thereof to be purchased as of the Repurchase Date is deposited with the Trustee (or other paying agent appointed by the Company), such Note will cease to be outstanding and all other rights of the Noteholder will terminate, other than the right to receive the purchase price upon surrender of such Note; provided that such date is no earlier than the Repurchase Date.

10. Subordination. The payment of the principal of, premium, if any, interest on, or any other amounts due on the Note is subordinated in right of payment to all existing and future Senior Indebtedness of the Company, as described in the Indenture. The Noteholder, by accepting this Note, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

11. Conversion. The holder of this Note has the right at any time prior to the close of business (New York time) on a redemption date or maturity date, to convert the principal amount hereof (or any portion hereof that is an integral multiple of $1,000) into shares of Common Stock at the initial Conversion Price of $13.85, subject to adjustment under certain circumstances as more fully described in the Indenture, except that if the Note is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for redemption.

To convert this Note, the holder must (1) complete and sign a notice of election to convert substantially in the form set forth below, (2) surrender the Note to the Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Registrar or

Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if the Noteholder surrenders the Note for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date will be paid to the registered holder of the Note on such record date. In such event, this Note, when surrendered for conversion, must be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the portion so converted (unless the Company has elected to automatically convert such Note or portion thereof and has issued an Automatic Conversion Notice in accordance with Indenture and such automatic conversion, as the case may be, will occur prior to such interest payment date). The number of shares of Common Stock issuable upon conversion of this Note is determined by dividing the principal amount of the Note converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

The portion of this Note in respect of which the holder has delivered an "Option of Noteholder to Elect Purchase" or "Repurchase Notice" form appearing below exercising the option of the holder to require the Company to purchase such portion of this Note may be converted only if the notice of exercise is withdrawn as provided above and in accordance with the terms of the Indenture. The above description of conversion of the Note is qualified by reference to, and is subject in its entirety by, the more complete description thereof contained in the Indenture.

12. Automatic Conversion by Company. If at any time the Closing Price of the Company's Common Stock exceeds 150% of the Conversion Price for at least 20 Trading Days during a 30-day Trading Day period ending within five Trading Days prior to the notice of Automatic Conversion, the Company may elect to automatically convert the Note pursuant to the terms of the Indenture, provided however, that, during the two year period commencing on the date of the last delivery of the Notes under the Indenture, the Company may only automatically convert the Notes if, in accordance with the terms of the Registration Rights Agreement, a registration statement registering the resale of the Notes and Common Stock issuable upon conversion of the Notes is declared effective under the Securities Act prior to the date of the Automatic Conversion Notice and such registration statement remains effective on the date selected for Automatic Conversion. In the event that the date that the Note will be automatically converted occurs on or prior to September 1, 2006, the Company will pay to the holder the Make-Whole Interest Payment in cash or, at the Company's option, in Common Stock, equal to three full years of interest on the Note, less any interest actually paid or provided for on the Note. If the Company elects to pay the Make-Whole Interest Payment, if any, on the Note in Common Stock, the shares of Common Stock will be valued at 97.5% of the average of the Closing Price for each of the five Trading Days immediately preceding the second Trading Day prior to date of Automatic Conversion.

13. Denominations, Transfer, Exchange. The Note is in global form, without coupons, in denominations of $1,000 and integral multiples of $1,000. The transfer of the Note may be registered, and the Note may be exchanged, as provided in the Indenture. The Registrar may require the Noteholder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The

Registrar need not exchange or register the transfer of the Note or portion of the Note selected for redemption (except the unredeemed portion of the Note being redeemed in part). Also, the Registrar need not exchange or register the transfer of the Note for a period of 15 days before a selection of the Notes to be redeemed.

14. Defaults and Remedies. The Note shall have the Events of Default as set forth in Section 7.1 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Noteholders of at least 25% in aggregate principal amount of the then outstanding Notes by notice to the Company and the Trustee may declare all the Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all unpaid principal, interest accrued on the Notes shall become due and payable immediately without further action or notice.

The Noteholders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Company and the Trustee may rescind an acceleration and its consequences if (i) no judgment or decree for the payment of the monies due shall have been obtained or entered, (ii) the Company pays, or deposits with the Trustee a sum sufficient to pay, all matured installments of interest upon all Notes, the principal of and premium, if any, on Notes which shall have become due otherwise than by acceleration, and amounts due to the Trustee under Section 8.6 of the Indenture, and (iii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Noteholders of a majority in principal amount of the then outstanding Notes issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish compliance certificates to the Trustee annually. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

15. Amendments, Supplements and Waivers. Subject to certain exceptions set forth in the Indenture, (i) the Company and the Trustee, with the consent of the holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as provided in the Indenture, may execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes and (ii) the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive a past default or Event of Default under the Indenture and its consequences. Without the consent of any Noteholder, the Indenture or the Notes may be amended, among other things, to cure any ambiguity or correct or supplement any provision contained in the Indenture or any supplement thereto if such amendment does not materially adversely affect the interests of the Noteholders and to qualify the Indenture under the TIA.

16. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

17. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of such obligations. The Noteholder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

18. Authentication. The Note shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

19. Abbreviations. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN COM (for tenants in common), TEN ENT (for tenants by the entireties), JT TEN (for joint tenants with right of survivorship and not as tenants in common), CUST (for Custodian), and U/G/M/A (for Uniform Gifts to Minors Act).

                          TO BE ATTACHED TO GLOBAL NOTE

                                   SCHEDULE A

The initial principal amount at maturity of this Global Note shall be $100,000,000. The following increases or decreases in the principal amount of this Global Note have been made:

------------------------------------------------------------------------------------------------------------------
                                                                                                      SIGNATURE OF
                                                                       PRINCIPAL AMOUNT OF             AUTHORIZED
                AMOUNT OF INCREASE                                         THIS GLOBAL                 OFFICER OF
               IN PRINCIPAL AMOUNT        AMOUNT OF DECREASE IN           NOTE FOLLOWING               TRUSTEE OR
   DATE           OF THIS GLOBAL           PRINCIPAL AMOUNT OF           SUCH DECREASE OR              SECURITIES
   MADE                NOTE                 THIS GLOBAL NOTE                 INCREASE                  CUSTODIAN
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                     OPTION OF NOTEHOLDER TO ELECT PURCHASE

If you want to elect to have this Note or a portion thereof repurchased by the Company pursuant to Section 16.2 of the Indenture, check the box: [ ]

If the purchase is in part, indicate the portion (in denominations of $1,000 or any integral multiple thereof) to be purchased:________________

Your Signature: ________________________________________________________________
              (Sign exactly as your name appears on the other side of this Note)

Date: _______________

Signature Guarantee:(1)_________________________________________________________

___________________
(1) Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                               ELECTION TO CONVERT

To:  Alkermes, Inc.

The undersigned owner of $________ in principal amount of Alkermes, Inc.'s 2-1/2% Convertible Subordinated Notes due 2023 (the "Notes") hereby irrevocably exercises the option to convert the Notes, or the portion below designated, into Common Stock of Alkermes, Inc. in accordance with the terms of the Indenture referred to in the Notes, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:

                                               Amount of Notes to
                                               be converted ($1,000 or integral
                                               multiples thereof);
                                               $_________________

                                               Signature (for conversion only)

                                               _________________________________
                                               Please Print or Typewrite
                                               Name and Address, Including
                                               Zip Code, and Social Security or
                                               Other Identifying Number:

                                               _________________________________

                                               _________________________________

                                               _________________________________

                                               _________________________________

                                               _________________________________

                                               _________________________________

                                               Signature Guarantee(2)

__________________
(2) Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                                   ASSIGNMENT

         For value received____________________________________________ hereby sell(s), assign(s) and transfer(s) unto (Please insert social security or Taxpayer Identification Number of assignee) the Note, and hereby irrevocably constitutes and appoints_____________________________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the Note occurring within two years of the original issuance of such Note (unless such Note is being transferred pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Note is being transferred:

        [ ]       To Alkermes, Inc. or a subsidiary thereof; or

        [ ] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

        [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

        [ ]       The transferee is an Affiliate of the Company.

Dated:_______________________________________

________________________________________________

________________________________________________
Signature(s)

Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stock brokers, savings and loan
associations and credit unions) with
membership in an approved signature
guarantee medallion program pursuant to
Securities and Exchange Commission Rule
17AD-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

_____________________________________________
Signature Guarantee

NOTICE: The signature on the conversion notice, the repurchase notice or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                REPURCHASE NOTICE

TO:      Alkermes, Inc.
         U.S. Bank National Association

The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Alkermes, Inc. (the "Company") regarding the right of holders to elect to require the Company to repurchase the Notes and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued and unpaid interest to, but excluding, the Repurchase Date, to the registered Noteholder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in the Indenture. If the Company elects to pay the purchase price, in whole or in part, in shares of Common Stock but such portion of the purchase price shall ultimately be paid to such Noteholder entirely in cash because any of the conditions to payment of the purchase price in shares of Common Stock is not satisfied prior to the close of business on the applicable Repurchase Date, the undersigned registered owner elects:

        [ ] to withdraw this Repurchase Notice as to $[_________________] principal amount of the Notes to which this Repurchase Notice relates (Certificate
                  Numbers:____________________________________), or

        [ ] to receive cash in respect of $[____________] principal amount of the Notes to which this Repurchase Notice relates.

Dated:___________________________________

Signature(s):____________________________

NOTICE: The above signatures of the Noteholder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable):______________________

Principal amount to be repurchased (if less than all):_________________________

Social Security or Other Taxpayer Identification Number:_______________________